UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21681
                                                     ---------

                       Old Mutual/Claymore Long-Short Fund
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
     ----------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2008
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act") is as follows:


    ANNUAL REPORT                      OLD MUTUAL/CLAYMORE LONG-SHORT FUND | OLA
December 31, 2008

                                     [PHOTO]

Logo: OLD MUTUAL | Asset Management

                                                              Logo: CLAYMORE(SM)

                                                            WWW.CLAYMORE.COM/OLA
                                                  ... YOUR COURSE TO THE LATEST,
                                           MOST UP-TO-DATE INFORMATION ABOUT THE
                                             OLD MUTUAL/CLAYMORE LONG-SHORT FUND

                            OLA       Old Mutual/
                           LISTED     Claymore
                           NYSE(R)    Long-Short Fund

Logo: OLD MUTUAL | Asset Management

                                                              Logo: CLAYMORE(SM)

There can be no assurance the Fund will achieve its investment objective.
      The value of the Fund will fluctuate with the value of the Underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

             NOT FDIC INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/OLA, you will find:

o     Daily, weekly and monthly data on share prices, distributions and more

o     Portfolio overviews and performance analyses

o     Announcements, press releases and special notices

o     Fund and adviser contact information

Analytic Investors, LLC and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund

Dear SHAREHOLDER |

We thank you for your investment in the Old Mutual/Claymore Long-Short Fund (the "Fund"). This report covers the Fund's performance for the fiscal year ended December 31, 2008. This has been an extraordinarily difficult time for all investors, and we are disappointed to report that the Fund's return was negative for the period.

The Fund's investment objective is to provide a high level of current income and gains with a secondary objective of long-term capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks and other equity securities utilizing a long/short strategy and opportunistically employing a strategy of writing (selling) calls on equity indices and, to a lesser extent, on individual securities held in the Fund's port-folio. The Fund also seeks to enhance returns through an asset allocation strategy that involves purchasing or selling futures contracts on U.S. or foreign securities indices, foreign currencies and other assets.

Analytic Investors, LLC ("Analytic") is the Fund's investment sub-adviser. The firm, established in 1970, is a majority-owned subsidiary of Old Mutual (US) Holdings Inc., more commonly known as Old Mutual Asset Management. Analytic specializes in the creation and continuous management of optioned-equity and optioned-debt portfolios for mutual funds, foundations, insurance companies, endowments, profit-sharing plans, funds of hedge funds, and individual investors. As of December 31, 2008,Analytic managed or supervised approximately $8.7 billion in assets.

We believe that the Fund provides shareholders with the potential to outperform the S&P 500 Index over full market cycles through its unique multi-strategy approach to investing. Analytic has employed the Fund's strategy for nearly three decades in other investment products for institutional and retail investors. While the Fund's options overlay has similarities to a covered call fund, the Fund's long/short equity security selection and its asset allocation makes it different. We believe that this multi-strategy approach provides opportunities unavailable in a traditional covered call fund.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12 months ended December 31, 2008, the Fund provided a total return based on market price of -39.88% and a total return based on NAV of -35.09%. As of December 31, 2008, the Fund's market price of $7.98 per share represented a discount of 22.07% to its NAV of $10.24 per share. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

                                           Annual Report | December 31, 2008 | 3

OLA | Old Mutual/Claymore Long-Short Fund | DEAR SHAREHOLDER continued

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 28 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP plan effectively provides an income averaging technique, which allows shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund provided investors with consistent quarterly distributions of $0.40 per share during 2008. This represents an annualized distribution rate of 20.05% based upon the closing market price of $7.98 per share on December 31, 2008. Each of the distributions was accompanied by a letter detailing the expected characterization of the distribution for tax purposes. These letters are also posted on the Fund's website.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about Analytic's investment philosophy and discipline, its views on the market environment and how it structured the Fund's portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/ola.

Sincerely,

/s/ J. Thomas Futrell
-------------------------
J. Thomas Futrell
Old Mutual/Claymore Long-Short Fund

4 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund

QUESTIONS & ANSWERS |

DENNIS M. BEIN, CFA
CHIEF INVESTMENT OFFICER, PORTFOLIO MANAGER
ANALYTIC INVESTORS, LLC ("ANALYTIC")
As Chief Investment Officer, Dennis Bein oversees the implementation of Analytic's investment strategies. He is a major contributor to Analytic's ongoing research efforts as well as to the new product development efforts and strategy applications. As Portfolio Manager, Bein directs the Old Mutual/Claymore Long-Short Fund's (the "Fund's") management team on day-to-day portfolio management and research related to the Fund's equity-based investment strategies. Bein joined Analytic in 1995 and has worked as an investment professional since 1990. He is a CFA charter-holder and earned an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside.

The Fund is managed by Analytic Investors, LLC. In the following interview, Chief Investment Officer and Portfolio Manager Dennis Bein, CFA, explains the factors that impacted the Fund's performance for the fiscal year ended December 31, 2008.

--------------------------------------------------------------------------------
BEFORE WE DISCUSS PERFORMANCE, WILL YOU REMIND US OF THE FUND'S INVESTMENT OBJECTIVE AND EXPLAIN HOW YOUR INVESTMENT STRATEGY SEEKS TO ACHIEVE IT?
The Fund's primary investment objective is to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks and other equity securities, utilizing a long and short strategy and opportunistically employing a strategy of writing (selling) calls on equity indices, sectors and, to a lesser extent, individual securities held in the Fund's portfolio.

We utilize quantitative models to develop an equity portfolio that we believe offers the potential for capital appreciation over time. The portfolio is constructed with a level of diversification and risk similar to that of the S&P 500, but is designed with the objective of outperforming the index over a full market cycle by having its long positions invested in the stocks that we believe will outperform, while selling short the stocks that we believe will underperform. (1) To generate income and help reduce volatility, we then apply a call option overlay. Finally, to potentially enhance returns, we also engage in asset allocation strategies by purchasing or selling futures contracts on U.S. or foreign securities indices as well as foreign currency forward contracts and other assets.

--------------------------------------------------------------------------------
WILL YOU TELL US MORE ABOUT THE SPECIFICS OF YOUR PROCESS?
There are three components of the strategy that we believe make the Fund unique among covered call funds.

STOCK SELECTION. We begin by analyzing stock characteristics rather than focusing on individual stocks as many investment managers do. Our quantitative review is based on sophisticated mathematical models focused on variables that cover multiple dimensions of a stock's value, such as its valuation, growth potential, historical return patterns, liquidity and risk. The models identify characteristics that investors are currently rewarding or punishing by examining a universe of approximately 3,000 stocks to determine which financial characteristics are shared by the market's largest gaining or losing stocks. Stocks possessing favorable characteristics are ranked and become candidates for the long portfolio. Stocks that possess unfavorable characteristics are candidates for the short portfolio. Ultimately a portfolio of at least 75 highly-ranked stocks is combined with short positions of at least 20 low-ranked stocks. We monitor the portfolio on a real-time basis utilizing our proprietary management system, which identifies media events or changes in fundamental factors that are potentially significant for the portfolio holdings. However, we trade securities only when we believe the incremental return potential will exceed the associated transaction costs.

OPTIONS OVERLAY. Our process is unique because we typically do not write (sell) call options on individual securities held in the Fund's portfolio as a traditional covered call fund might. We prefer to sell call options on indices because we have strong convictions about the stocks held in the Fund's portfolio. This strategy helps preserve the upside potential of the Fund's individual equity holdings, which is more important to us than giving away the upside potential of the market sectors on which we have written the calls. We believe giving away market or sector upside potential in exchange for lower overall volatility and a higher yield provided by the call option premiums benefits the Fund.

ASSET ALLOCATION. We also engage in asset allocation strategies for the Fund by purchasing or selling futures contracts on U.S. or foreign securities indices, foreign currencies and other assets. This enables us to attempt to enhance Fund returns, to hedge against market and other risks in the portfolio and to obtain market exposure with reduced transaction costs. Essentially we take long and short equity markets and currency futures positions based on our global research models.

WHAT IS A SHORT SALE?
A short sale is three-step trading strategy that seeks to capitalize on an anticipated decline in the price of a security. First, arrangements are made to borrow shares of the security, typically from a broker. Next, the investor will sell the borrowed shares immediately in the open market with the intention of buying them back at some point in the future. Finally, to complete the cycle, at a later date the investor will repurchase the shares (hopefully at a lower price) and will return them to the lender. In the end, the investor will receive the difference if the share price falls, but will of course incur a loss if it rises.

----------
Indices are unmanaged and it is not possible to invest directly in an index.

(1) The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks that cover approximately 75% of the U.S. equity market. It is a widely used gauge of the overall performance of the U.S. equity market.

                                           Annual Report | December 31, 2008 | 5

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued

WHAT IS AN INDEX OPTION?
An index option is a contract which gives the buyer the right to participate in market gains over and above (in the case of a call) or below (in the case of a put) a specified price (the strike price) on or before a predetermined date (the expiration date). After this pre-determined date, the option and its corresponding rights expire. For example, the seller of an index call option is obligated, until the expiration date, to pay the holder of the option the difference between the index price and the option's strike price, upon the holder's request. The price of the option is determined from trading activity in the options market and generally reflects the relationship between the current price for the index and the strike price, as well as the time remaining until the expiration date.

--------------------------------------------------------------------------------
WILL YOU PROVIDE AN OVERVIEW OF THE MARKET ENVIRONMENT DURING 2008?
In the Fund's semi-annual report for the six months ended June 30, 2008, we described the first half of 2008 as a time of economic uncertainty and turmoil in capital markets. Since that time, there has been pronounced deterioration in equity and credit markets not only in the U.S. but throughout the world. Credit markets became so intolerant of risk during the latter half of 2008 that for a period of time, they were essentially frozen. The combination of a housing slump, rising unemployment, a severe credit crunch and falling equity prices has led to a general loss of confidence, causing households and businesses to avoid spending and severely depressing aggregate demand. In early December, the Business Cycle Dating Committee of the National Bureau of Economic Research officially confirmed that the U.S. economy has been in a recession since December 2007. Aggressive policy responses by the U.S. government, including highly stimulative monetary policy, massive provision of liquidity, capital infusions, and guarantees of bank debt, have helped to keep the financial system viable and begun to loosen frozen credit markets.

Essentially all equity indices posted negative returns during 2008. The S&P 500, which is generally regarded as a good indicator of the broad stock market, returned -37.00% for the year. All ten sectors within the S&P 500 posted negative returns. The weakest sector was financials, down more than 50%; the strongest was consumer staples with a negative return of 14%.

--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM DURING 2008?
All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12 months ended December 31, 2008, the Fund provided total returns of -39.88% and -35.09% based on market price and NAV, respectively. As of December 31, 2008, the Fund's market price of $7.98 per share represented a discount of 22.07% to its NAV of $10.24 per share. Past performance is not a guarantee of future results.

The market value and NAV of the Fund's shares fluctuate from time to time, and the Fund's market value may be higher or lower than its NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying port-folio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

The Fund provided investors with consistent quarterly distributions of $0.40 per share during 2008. This represents an annualized distribution rate of 20.05% based upon the closing market price of $7.98 on December 31, 2008. Each of the distributions was accompanied by a letter detailing the expected characterization of the distribution for tax purposes. (These letters are also posted on the Fund's website.)

--------------------------------------------------------------------------------
WILL YOU TELL US ABOUT THE CHARACTERISTICS FAVORED BY YOUR QUANTITATIVE MODEL DURING 2008?
During 2008, investors favored companies with attractive cash-flow-to-price ratios and asset utilization, while avoiding companies with above-average financial leverage. Companies with higher historical price-to-earnings ratios outperformed during the period, while those with above-average growth in valuation and high dividend yielding companies underperformed.

Analytic's process is based on the fundamental belief that there is persistency in the types of stock characteristics investors prefer, and we believe that portfolios that reflect these biases will add value in the long run. Investor behavior observed during the first six months of 2008 was quite consistent with that seen over recent years. Thematically, economic uncertainty ruled the second half of 2008, as investor sentiment swung between optimism and pessimism and the market was highly volatile. In this crisis-like atmosphere, Analytic's investment process was ineffective, hindered primarily by an emphasis on companies with attractive characteristics such as price momentum, as these companies generally performed well throughout the first half of the year but were penalized severely during the second half of the period. Also negative for performance was the Fund's lack of emphasis on high dividend yielding companies, as these companies generally performed poorly in the first half of the year but were rewarded during the last half of the period. Avoiding highly levered companies helped performance, as these companies were penalized over the period. An emphasis on companies with strong relative earnings yield helped during the first half of the period, as these companies' stocks outperformed, but severely hurt performance during the second half of the period as these companies' stocks were penalized by investors.

6 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
WHICH DECISIONS REGARDING THE COMMON EQUITY PORTFOLIO HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?
A major contributor to performance was a short position in Bear Stearns Cos. Inc. (not held in the portfolio at period end), one of the largest global investment banks and securities trading and brokerage firms which, on the brink of collapse after suffering significant losses from the subprime mortgage crisis, was taken over in March by another financial services firm at a fraction of its stock price a few days earlier. This position provides an example of the value of the complexity of our model, which includes approximately 70 factors. If we had analyzed Bear Stearns on just a few valuation factors, it would have looked attractive, but the insight provided by the full multi-factor model led to the decision to short the stock.

A short position in American International Group (AIG) (not held in the portfolio at period end), a world leader in financial and insurance services, also contributed to performance. Investors were overly concerned that the big insurance company was being backed into a corner by its large exposure to mortgages, causing shares to plummet. Shortly after, the Federal Reserve Board decided to allow the Federal Reserve Bank of New York to lend up to $85 billion to the American International Group in a plan aimed at saving the insurer from a "disorderly failure" that could wreak economic havoc.

A notable long position that added value was Electronic Data Systems Corp. (EDS) (not held in the portfolio at period end), a global business and technology services company. Its shares moved up sharply in May when Hewlett-Packard Co. announced that it had reached an agreement to acquire EDS at a significant premium to the prior stock price.

--------------------------------------------------------------------------------
WHICH AREAS OF THE EQUITY PORTFOLIO HURT PERFORMANCE?
A long position in Sun Microsystems, Inc. (0.1% of total common stocks and securities sold short), a provider of network computing infrastructure solutions, detracted from Fund performance, as the multinational vendor of computer software and information technology services reported a sharp drop in revenue and announced that up to 2,500 jobs may be cut.

A long position in Corning Inc. (0.4% of total common stocks and securities sold short), a global, technology-based company that operates in display technologies, telecommunications, environmental technologies and life sciences, further hindered Fund performance, as the maker of glass for LCD televisions and computers, warned of disappointing glass sales volume and announced plans to reduce manufacturing capacity and incur restructuring charges.

A further negative was a short position in William Wrigley Jr. Company (not held in the portfolio at period end), the world's leading chewing gum manufacturer. The company's shares rose when the privately owned confectionary giant Mars Inc. announced that it would team up with billionaire Warren Buffet to purchase Wrigley.

--------------------------------------------------------------------------------
WHAT WAS THE IMPACT ON PERFORMANCE OF THE OPTIONS AND GLOBAL ASSET ALLOCATION PROGRAMS?
The net effect of the options program was positive during the period, as would be anticipated when equity markets are down. During the period, options written on the S&P 500 Index posted positive returns. In addition, options sold on certain sectors, such as broker/dealer and oil indices, contributed to performance, as these sectors underperformed due to the credit crisis and other concerns. Certain sector options underperformed, such as call options written on the banking index, as this sector began to recover toward the end of the year.

The global asset allocation strategy detracted from returns during the period. Most of the negative performance occurred in September, with both the equity and currency components of the strategy posting losses as rising risk aversion, global deleveraging and weakening economic activity hurt factor returns. Almost all equity factors had negative returns over the period, with valuation factors continuing their recent bad run, as markets continue to react more to the changing economic environment than to relative valuation plays. Our long tactical asset allocation equity position was unsuccessful as global equity markets were down sharply over the period.

Within the currency portion of the strategy, positive returns to relative strength and changes in interest rates were offset by large negative returns to interest differentials and valuation.

--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND IN THE MONTHS AHEAD?
The year that just ended was a very difficult period for most investors, and, with the U.S. economy, as well as many other world economies, in a recession, the weakness in capital markets could continue for some time.

Analytic intends to continue to emphasize stocks with attractive historical price-to-earnings and cash-flow-to-price ratios. We also intend to focus on select companies with above-average interest coverage, while de-emphasizing companies with higher-than-average financial leverage. We further anticipate continuing to emphasize companies with above-average asset utilization, while moving away from companies with high trading volume and above-average analyst dispersion, which may reflect greater uncertainty about a company's outlook.

We believe that the Fund's structure, with a long and short equity portfolio, an index options program to preserve upside potential of individual securities, and an asset allocation strategy for exposure to world markets has the potential to provide attractive returns in a wide variety of market conditions.

                                           Annual Report | December 31, 2008 | 7

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
OLA RISKS AND OTHER CONSIDERATIONS
The views expressed in this report reflect those of the portfolio manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

As with any stock, the price of the Fund's common shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your common shares, you may receive more or less than your original investment. The common shares are designed for long-term investors and should not be treated as a vehicle for trading.

The Fund will ordinarily have substantial exposure (both long and short) to common stocks and other equity securities in pursuing its investment objectives and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.

The Fund makes substantial use of short sales for investment and risk management purposes, including when Analytic anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund's portfolio. The Fund intends to take short equity positions in an amount equal to approximately 30% of the Fund's net assets at the time of sale, but reserves the flexibility to hold short positions of up 70% of net assets. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a potentially unlimited loss to the Fund.

The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its equity investments as well as the gains the Fund receives from writing options and using other derivative instruments, closing out short sales and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund's investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on any debt instruments held by the Fund, and shareholders' income from the Fund, would likely decline as well.

There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option; the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund's portfolio, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Equity Risk; Short Sale Risk; Options Risk, Management Risk; Tax Treatment of Distributions; Derivatives Risk; Counterparty Risk; Credit Risk; Income Risk; Medium- and Smaller-Company Risk; Focused Investment Risk; Interest Rate Risk; Liquidity Risk; Market Disruption and Geopolitical Risk; Leverage Risk; Foreign Investment Risk; Other Investment Companies Risk; and Inflation/Deflation Risk.

8 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund

Fund SUMMARY | AS OF DECEMBER 31, 2008 (unaudited)

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                      $         7.98
Common Share Net Asset Value                                     $        10.24
Premium/(Discount) to NAV                                               -22.07%
Net Assets ($000)                                                $      194,666
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 8/25/05)                                        MARKET           NAV
--------------------------------------------------------------------------------
One Year                                                   -39.88%       -35.09%
Three Year - average annual                                -12.51%       -10.05%
Since Inception - average annual                           -15.71%        -8.91%
--------------------------------------------------------------------------------

SECTOR BREAKDOWN                                                              %*
--------------------------------------------------------------------------------
Information Technology                                                     14.5%
Financials                                                                 14.1%
Consumer Staples                                                           12.7%
Health Care                                                                12.7%
Industrials                                                                12.4%
Consumer Discretionary                                                     12.1%
Energy                                                                      9.8%
Telecommunications                                                          4.3%
Materials                                                                   4.2%
Utilities                                                                   3.2%
--------------------------------------------------------------------------------

* % of common stocks and securities sold short

Securities are classified by sectors that represent broad groupings of related industries.

TOP TEN                                                                 % OF NET
LONG-TERM COMMON STOCKS                                                   ASSETS
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           4.6%
Procter & Gamble Co.                                                        2.9%
AT&T, Inc.                                                                  2.6%
Microsoft Corp.                                                             2.5%
Chevron Corp.                                                               2.3%
Hewlett-Packard Co.                                                         2.1%
Verizon Communications, Inc.                                                2.1%
Wells Fargo & Co.                                                           1.8%
Wal-Mart Stores, Inc.                                                       1.6%
Philip Morris International, Inc.                                           1.6%
--------------------------------------------------------------------------------

                                                                        % OF NET
TOP FIVE SECURITIES SOLD SHORT                                            ASSETS
--------------------------------------------------------------------------------
Pitney Bowes, Inc.                                                          1.2%
Autozone, Inc.                                                              1.0%
Clorox Co.                                                                  1.0%
Affiliated Computer Services, Inc. - Class A                                0.9%
General Mills, Inc.                                                         0.9%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/ola. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

SHARE PRICE & NAV PERFORMANCE
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                        NAV  Share Price
                           1/2/08    $ 15.45  $ 17.55
                                       15.65    17.6
                                       15.56    17.22
                                       15.49    17.34
                                       15.33    17.09
                                       15.26    17.35
                                       15.51    17.41
                                       15.35    17.16
                                       15.45    17.27
                                       15.19    16.91
                                       15.01    16.74
                                       14.58    16.5
                                       14.37    16.36
                                       14.1     15.75
                                       14.15    15.74
                                       14.22    16.04
                                       14.36    15.97
                                       14.59    15.97
                                       14.67    16.14
                                       14.9     16.23
                                       15.22    16.25
                                       15.28    16.3
                                       15.14    16.44
                                       14.81    16.08
                                       14.53    16
                                       14.6     15.9
                                       14.47    15.84
                                       14.54    15.89
                                       14.55    16.21
                                       14.86    16.39
                                       14.44    16.39
                                       14.39    16.38
                                       14.43    16.62
                                       14.58    16.61
                                       14.47    16.53
                                       14.53    16.55
                                       14.81    16.63
                                       15       16.66
                                       15.05    16.68
                                       14.84    16.58
                                       14.66    16.28
                                       14.46    16.3
                                       14.39    16.16
                                       14.32    16.43
                                       14.13    16.12
                                       14.03    15.99
                                       13.76    15.81
                                       14.3     16.22
                                       13.81    15.76
                                       13.8     15.67
                                       13.38    15.4
                                       13.09    15.12
                                       13.46    15.64
                                       12.94    15.35
                                       13.19    15.5
                                       13.37    15.54
                                       13.42    15.71
                                       13.33    15.66
                                       13.37    15.6
                                       13.34    15.64
                                       13.47    15.68
                                       13.83    16.06
                                       13.98    16.04
                                       13.98    15.96
                                       14.03    16.03
                                       13.97    16.15
                                       13.97    16.12
                                       13.85    16.07
                                       13.91    16.18
                                       13.7     16.04
                                       13.63    15.96
                                       13.66    15.96
                                       13.99    16.02
                                       13.9     16.1
                                       14.1     16.28
                                       14.13    16.27
                                       14       16.25
                                       14.04    16.46
                                       14.19    16.49
                                       14.32    16.44
                                       14.26    16.42
                                       14.19    16.47
                                       14.23    16.52
                                       14.52    16.51
                                       14.51    16.48
                                       14.41    16.53
                                       14.45    16.46
                                       14.24    16.4
                                       14.41    16.41
                                       14.35    16.29
                                       14.49    16.48
                                       14.48    16.41
                                       14.54    16.56
                                       14.67    16.49
                                       14.75    16.55
                                       14.75    16.6
                                       14.64    16.46
                                       14.42    16.46
                                       14.47    16.47
                                       14.4     16.33
                                       14.47    16.43
                                       14.56    16.56
                                       14.69    16.54
                                       14.78    16.53
                                       14.67    16.35
                                       14.65    16.4
                                       14.66    16.34
                                       14.74    16.58
                                       14.39    16.22
                                       14.43    16.3
                                       14.42    16.09
                                       13.83    15.34
                                       13.66    15.45
                                       13.81    15.57
                                       13.76    15.55
                                       13.65    15.46
                                       13.64    15.18
                                       13.64    15.34
                                       13.49    15.15
                                       13.4     15.23
                                       13.28    15.2
                                       13.34    15.38
                                       13.19    15.09
                                       13.1     15.05
                          6/30/08      13.23    15.19
                                       13.16    15.05
                                       12.88    14.87
                                       12.75    15.03
                                       12.76    14.99
                                       12.97    15.07
                                       12.9     15.02
                                       12.93    15.08
                                       12.68    14.83
                                       12.3     14.88
                                       12.19    14.72
                                       12.45    14.77
                                       12.64    14.83
                                       12.66    14.89
                                       12.8     14.93
                                       12.96    14.71
                                       12.75    14.55
                                       12.36    14.51
                                       12.55    14.82
                                       12.5     14.76
                                       12.67    14.78
                                       12.95    14.87
                                       12.89    14.77
                                       12.78    14.65
                                       12.54    14.64
                                       12.73    14.76
                                       12.75    14.67
                                       12.41    14.76
                                       12.77    14.68
                                       12.64    14.58
                                       12.45    14.68
                                       12.41    14.8
                                       12.56    14.82
                                       12.55    14.67
                                       12.47    14.51
                                       12.39    14.53
                                       12.47    14.68
                                       12.49    14.79
                                       12.65    14.85
                                       12.47    14.72
                                       12.44    14.64
                                       12.53    14.75
                                       12.67    14.9
                                       12.66    14.8
                                       12.71    14.7
                                       12.66    14.5
                                       12.34    14.23
                                       12.35    14.13
                                       12.4     14.31
                                       12.01    14.12
                                       12.15    14.21
                                       11.66    13.89
                                       11.54    13.94
                                       10.93    13.58
                                       10.71    13.61
                                       10.28    12.99
                                       10.35    13.28
                                       10.98    13.72
                                       10.63    13.53
                                       10.49    13.28
                                       10.39    13.11
                                       10.49    13.36
                                       10.4     13.31
                                       9.75     12.36
                                       10.1     12.83
                                       10.23    12.86
                                       10.05    12.42
                                       10.03    12.51
                                       9.05     11.92
                                       8.44     11.45
                                       7.9      11.28
                                       7.09     10.6
                                       6.85     10.48
                                       8.01     11.63
                                       8.4      11.45
                                       7.94     10.52
                                       8.36     10.78
                                       8.46     10.76
                                       9.02     11.22
                                       8.88     11.12
                                       8.5      10.75
                                       8.48     10.97
                                       8.35     10.82
                                       8.45     10.67
                                       9.18     11.29
                                       9.23     11.04
                                       9.36     11.12
                                       9.45     11.33
                                       9.44     11.35
                                       9.73     11.52
                                       9.35     11.15
                                       8.93     10.82
                                       9.1      11
                                       9.02     10.98
                                       8.75     10.92
                                       8.38     10.52
                                       8.48     10.84
                                       8.27     10.54
                                       8.15     10.35
                                       8.01     10.4
                                       7.29     9.98
                                       6.43     9.59
                                       6.6      10
                                       7.5      9.86
                                       7.37     9.87
                                       7.6      10.07
                                       7.82     10.21
                                       7.14     9.74
                                       7.29     9.95
                                       7.6      10.04
                                       7.3      9.92
                                       7.45     10.13
                                       7.75     10.3
                                       7.6      10.21
                                       7.86     10.32
                                       7.36     9.77
                                       7.49     9.8
                                       7.51     9.72
                                       7.8      10.03
                                       7.63     10.01
                                       7.53     9.86
                                       7.53     9.97
                                       7.54     9.77
                                       7.42     9.75
                                       7.75     9.79
                                       7.76     9.83
                                       7.65     9.85
                                       7.8      10.04
                           12/31/08    7.98     10.24

DISTRIBUTIONS TO SHAREHOLDERS (Year ended 12/31/08)
--------------------------------------------------------------------------------

                                   [BAR CHART]

Mar 08                                                                     $ 0.4
Jun 08                                                                       0.4
Sep 08                                                                       0.4
Dec 08                                                                       0.4

                                                                        % OF NET
FUND BREAKDOWN                                                            ASSETS
--------------------------------------------------------------------------------
Long-Term Investments                                                     124.7%
Short-Term Investments                                                     12.1%
--------------------------------------------------------------------------------
Total Investments                                                         136.8%
Securities Sold Short                                                     -38.1%
Total Value of Options Written                                             -2.0%
Other Assets less Liabilities                                               3.3%
--------------------------------------------------------------------------------
Total Net Assets                                                          100.0%
--------------------------------------------------------------------------------

                                           Annual Report | December 31, 2008 | 9

OLA | Old Mutual/Claymore Long-Short Fund

Portfolio of INVESTMENTS | DECEMBER 31, 2008

NUMBER
OF SHARES                                                                           VALUE
-----------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS - 124.7%
                CONSUMER DISCRETIONARY - 13.9%
        1,951   Amazon.com, Inc. (a)                                        $     100,047
       29,643   Best Buy Co., Inc. (b)                                            833,265
       65,677   Big Lots, Inc. (a)(c)                                             951,660
        3,349   Coach, Inc. (a)                                                    69,559
      143,571   Comcast Corp. - Class A (b)                                     2,423,478
       19,076   Dillard's, Inc. - Class A                                          75,732
        7,705   DIRECTV Group, Inc. (a)                                           176,522
      108,494   Eastman Kodak Co. (b)                                             713,891
       31,449   Expedia, Inc. (a)                                                 259,140
       51,897   Family Dollar Stores, Inc. (c)                                  1,352,955
      258,748   Ford Motor Co. (a)(b)                                             592,533
          176   GameStop Corp. (a)                                                  3,812
       31,085   Gap, Inc.                                                         416,228
       12,152   Genuine Parts Co.                                                 460,075
       88,267   H&R Block, Inc. (b)                                             2,005,426
       48,511   Harman International Industries, Inc. (b)                         811,589
      167,332   Interpublic Group of Companies, Inc. (a)(b)                       662,635
       42,217   Johnson Controls, Inc. (b)                                        766,661
        1,361   Kohl's Corp. (a)                                                   49,268
          329   Lowe's Cos., Inc.                                                   7,080
        3,255   Limited Brands, Inc.                                               32,680
       28,690   McDonald's Corp. (b)                                            1,784,231
       30,954   McGraw-Hill Cos., Inc. (b)                                        717,823
       27,498   New York Times Co. - Class A                                      201,560
       81,303   Newell Rubbermaid, Inc. (b)                                       795,143
      204,938   News Corp. - Class A (c)                                        1,862,886
       35,016   Nike, Inc. - Class B (b)                                        1,785,816
       68,875   Office Depot, Inc. (a)                                            205,248
       24,964   Polo Ralph Lauren Corp. (c)                                     1,133,615
       15,637   RadioShack Corp.                                                  186,706
       52,232   Snap-On, Inc. (c)                                               2,056,896
          373   Staples, Inc.                                                       6,684
          188   Tiffany & Co.                                                       4,442
      163,009   Time Warner, Inc. (c)                                           1,639,871
          106   TJX Cos., Inc.                                                      2,180
       35,309   Walt Disney Co. (b)                                               801,161
       53,916   Wendy's/Arby's Group, Inc. - Class A                              266,345
       64,052   Wyndham Worldwide Corp.                                           419,541
       11,456   Yum! Brands, Inc.                                                 360,864
-----------------------------------------------------------------------------------------
                                                                               26,995,248
-----------------------------------------------------------------------------------------

NUMBER
OF SHARES                                                                           VALUE
-----------------------------------------------------------------------------------------
                CONSUMER STAPLES - 16.9%
       43,979   Altria Group, Inc. (b)                                      $     662,324
       41,574   Archer-Daniels-Midland Co. (c)                                  1,198,578
        4,666   Avon Products, Inc.                                               112,124
       32,163   Brown-Forman Corp. - Class B (c)                                1,656,073
       21,270   Coca-Cola Co. (b)                                                 962,893
        2,541   Colgate-Palmolive Co.                                             174,160
       43,939   Costco Wholesale Corp. (c)                                      2,306,798
       26,629   CVS/Caremark Corp. (b)                                            765,317
       69,203   Dean Foods Co. (a)(b)                                           1,243,578
       53,525   Estee Lauder Cos., Inc. - Class A (b)                           1,657,134
       17,597   Kraft Foods, Inc.                                                 472,479
       26,695   Molson Coors Brewing Co. - Class B (c)                          1,305,919
       32,897   PepsiCo, Inc. (b)                                               1,801,769
       72,715   Philip Morris International, Inc. (b)                           3,163,830
       90,690   Procter & Gamble Co. (b)                                        5,606,456
       84,152   Sara Lee Corp. (b)                                                823,848
       35,880   SUPERVALU, Inc.                                                   523,848
      112,549   SYSCO Corp. (b)                                                 2,581,874
      130,198   Tyson Foods, Inc. - Class A (b)                                 1,140,534
          756   UST, Inc.                                                          52,451
       59,148   Walgreen Co. (b)                                                1,459,181
       57,028   Wal-Mart Stores, Inc. (b)                                       3,196,990
-----------------------------------------------------------------------------------------
                                                                               32,868,158
-----------------------------------------------------------------------------------------
                ENERGY - 13.8%
       15,377   Baker Hughes, Inc. (b)                                            493,140
       15,240   Cabot Oil & Gas Corp.                                             396,240
       61,223   Chevron Corp. (b)                                               4,528,665
       29,561   ConocoPhillips (c)                                              1,531,260
        6,836   Devon Energy Corp. (b)                                            449,194
      104,195   El Paso Corp. (b)                                                 815,847
        6,006   EOG Resources, Inc.                                               399,880
      111,278   Exxon Mobil Corp. (b)                                           8,883,323
       65,433   Halliburton Co. (b)                                             1,189,572
        5,966   Hess Corp.                                                        320,016
        1,041   Marathon Oil Corp.                                                 28,482
        1,411   Massey Energy Co.                                                  19,458
       19,041   Murphy Oil Corp. (b)                                              844,468
        6,957   National Oilwell Varco, Inc. (a)                                  170,029
        7,491   Noble Corp. (Cayman Islands)                                      165,476
       12,578   Noble Energy, Inc. (b)                                            619,089
       35,136   Occidental Petroleum Corp. (c)                                  2,107,809

See notes to financial statements.

10 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS continued

NUMBER
OF SHARES                                                                           VALUE
-----------------------------------------------------------------------------------------
                ENERGY (CONTINUED)
        6,732   Peabody Energy Corp.                                        $     153,153
       35,978   Pioneer Natural Resources Co. (b)                                 582,124
       53,736   Schlumberger Ltd. (Netherlands Antilles) (b)                    2,274,645
        3,418   Sunoco, Inc.                                                      148,546
        3,421   Valero Energy Corp.                                                74,030
       41,204   Williams Cos., Inc. (b)                                           596,634
        1,264   XTO Energy, Inc.                                                   44,581
-----------------------------------------------------------------------------------------
                                                                               26,835,661
-----------------------------------------------------------------------------------------
                FINANCIALS - 17.3%
       14,990   American Express Co.                                              278,065
        9,956   AON Corp.                                                         454,790
          115   Apartment Investment & Management Co.- Class A - REIT               1,328
       20,304   AvalonBay Communities, Inc. - REIT (c)                          1,230,016
       77,982   Bank of America Corp. (c)                                       1,097,987
       63,363   Bank of New York Mellon Corp. (c)                               1,795,074
       10,089   BB&T Corp.                                                        277,044
       22,771   Boston Properties, Inc. - REIT (c)                              1,252,405
       13,630   CB Richard Ellis Group, Inc. - Class A (a)                         58,882
      109,207   Charles Schwab Corp. (c)                                        1,765,877
       35,219   Chubb Corp. (b)                                                 1,796,169
       12,354   Citigroup, Inc.                                                    82,895
        1,226   CME Group, Inc.                                                   255,143
          941   Developers Diversified Realty Corp. - REIT                          4,592
       28,948   Discover Financial Services                                       275,874
       20,836   Federated Investors, Inc. - Class B                               353,379
       13,244   Fifth Third Bancorp                                               109,395
       69,422   Host Hotels & Resorts, Inc. - REIT (b)                            525,525
      132,483   Hudson City Bancorp, Inc. (b)                                   2,114,429
       96,479   Janus Capital Group, Inc. (b)                                     774,726
       39,185   JPMorgan Chase & Co. (c)                                        1,235,503
       36,445   Kimco Realty Corp.- REIT (b)                                      666,215
       27,261   Leucadia National Corp. (b)                                       539,768
       50,105   Loews Corp. (c)                                                 1,415,466
       24,943   Marsh & McLennan Cos., Inc. (c)                                   605,367
       19,727   Merrill Lynch & Co., Inc. (d)                                     229,622
       25,095   Northern Trust Corp. (c)                                        1,308,453
       52,313   NYSE Euronext (c)                                               1,432,330
       10,042   Plum Creek Timber Co., Inc. - REIT                                348,859
        7,400   PNC Financial Services Group, Inc.                                362,600
        9,010   Principal Financial Group, Inc.                                   203,356
       55,084   Progressive Corp. (b)                                             815,794
          804   Prologis - REIT                                                    11,168
        8,545   Public Storage - REIT (b)                                         679,327

NUMBER
OF SHARES                                                                           VALUE
-----------------------------------------------------------------------------------------
                FINANCIALS (CONTINUED)
       68,613   Regions Financial Corp. (b)                                 $     546,159
          645   SunTrust Banks, Inc.                                               19,053
       33,746   T Rowe Price Group, Inc. (c)                                    1,195,958
       12,877   Torchmark Corp.                                                   575,602
       49,673   Travelers Cos., Inc. (b)                                        2,245,220
       46,307   US Bancorp. (b)                                                 1,158,138
       15,033   Wachovia Corp.                                                     83,283
      119,671   Wells Fargo & Co. (b)                                           3,527,901
-----------------------------------------------------------------------------------------
                                                                               33,708,737
-----------------------------------------------------------------------------------------
                HEALTH CARE - 17.7%
       18,641   Abbott Laboratories (b)                                           994,870
       59,988   Aetna, Inc. (c)                                                 1,709,658
        4,081   Allergan, Inc.                                                    164,546
       62,189   AmerisourceBergen Corp. (c)                                     2,217,660
       33,135   Amgen, Inc. (a)(b)                                              1,913,546
       21,042   Baxter International, Inc. (c)                                  1,127,641
        8,376   Becton Dickinson & Co. (b)                                        572,835
       61,042   Bristol-Myers Squibb Co. (c)                                    1,419,226
       70,356   Cardinal Health, Inc. (b)                                       2,425,171
       43,018   Cigna Corp. (b)                                                   724,853
       44,611   Dentsply International, Inc. (b)                                1,259,815
        3,525   Express Scripts, Inc. (a)                                         193,805
        6,935   Genzyme Corp. (a)(b)                                              460,276
        7,643   Gilead Sciences, Inc. (a)                                         390,863
       36,016   Humana, Inc. (a)(c)                                             1,342,676
       41,942   Johnson & Johnson (c)                                           2,509,390
       45,795   Life Technologies Corp. (a)(c)                                  1,067,481
       58,781   McKesson Corp. (c)                                              2,276,588
       56,664   Medco Health Solutions, Inc. (a)(c)                             2,374,788
       12,489   Medtronic, Inc.                                                   392,404
       54,733   Merck & Co, Inc. (b)                                            1,663,883
       74,527   PerkinElmer, Inc. (c)                                           1,036,671
      124,604   Pfizer, Inc. (b)                                                2,206,737
       45,585   Stryker Corp. (c)                                               1,821,121
      258,448   Tenet Healthcare Corp. (a)                                        297,215
        4,130   Thermo Fisher Scientific, Inc. (a)                                140,709
       12,947   UnitedHealth Group, Inc. (b)                                      344,390
          938   Varian Medical Systems, Inc. (a)                                   32,868
        9,781   Watson Pharmaceuticals, Inc. (a)                                  259,881
        5,801   Wyeth                                                             217,596
       24,756   Zimmer Holdings, Inc. (a)(b)                                    1,000,638
-----------------------------------------------------------------------------------------
                                                                               34,559,801
-----------------------------------------------------------------------------------------

See notes to financial statements.

                                          Annual Report | December 31, 2008 | 11

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS continued

NUMBER
OF SHARES                                                                           VALUE
-----------------------------------------------------------------------------------------
                INDUSTRIALS - 12.3%
       47,734   Boeing Co. (b)                                              $   2,036,810
       10,340   C.H. Robinson Worldwide, Inc. (b)                                 569,010
       41,287   CSX Corp. (c)                                                   1,340,589
       26,761   Cummins, Inc. (b)                                                 715,322
          159   Fastenal Co.                                                        5,541
       29,640   FedEx Corp. (b)                                                 1,901,406
       29,861   Fluor Corp. (c)                                                 1,339,863
       28,912   General Dynamics Corp. (c)                                      1,665,042
       93,695   General Electric Co. (c)                                        1,517,859
       21,931   Jacobs Engineering Group, Inc. (a)(c)                           1,054,881
       25,838   Lockheed Martin Corp. (c)                                       2,172,459
       19,232   Manitowoc Co., Inc.                                               166,549
        9,435   Norfolk Southern Corp.                                            443,917
        3,951   Northrop Grumman Corp.                                            177,953
       13,560   Pall Corp.                                                        385,511
        8,940   Parker Hannifin Corp. (b)                                         380,308
       18,731   Precision Castparts Corp. (b)                                   1,114,120
       36,558   Raytheon Co. (b)                                                1,865,920
       19,336   Republic Services, Inc.                                           479,339
       41,524   RR Donnelley & Sons Co.                                           563,896
        6,595   Tyco International Ltd. (Bermuda) (b)                             142,452
       37,948   Union Pacific Corp. (b)                                         1,813,914
       23,428   Waste Management, Inc. (b)                                        776,404
       16,219   WW Grainger, Inc. (c)                                           1,278,706
-----------------------------------------------------------------------------------------
                                                                               23,907,771
-----------------------------------------------------------------------------------------
                INFORMATION TECHNOLOGY - 18.4%
       66,560   Analog Devices, Inc. (b)                                        1,265,971
        9,985   Apple, Inc. (a)(b)                                                852,220
       16,175   Applied Materials, Inc.                                           163,853
          694   Autodesk, Inc. (a)                                                 13,637
        9,615   Automatic Data Processing, Inc.                                   378,254
          618   Broadcom Corp. - Class A (a)                                       10,487
       75,295   CA, Inc. (c)                                                    1,395,216
       92,130   Cisco Systems, Inc. (a)(b)                                      1,501,719
       49,625   Computer Sciences Corp. (a)(b)                                  1,743,823
        9,016   Compuware Corp. (a)                                                60,858
       80,795   Convergys Corp. (a)(b)                                            517,896
      123,817   Corning, Inc. (c)                                               1,179,976
      107,799   Dell, Inc. (a)(c)                                               1,103,862
       60,587   eBay, Inc. (a)(b)                                                 845,795
       32,301   Electronic Arts, Inc. (a)(b)                                      518,108
       57,943   EMC Corp. (a)(b)                                                  606,663
        2,985   Google, Inc. - Class A (a)(c)                                     918,335

NUMBER
OF SHARES                                                                           VALUE
-----------------------------------------------------------------------------------------
                INFORMATION TECHNOLOGY (CONTINUED)
      114,739   Hewlett-Packard Co. (b)                                     $   4,163,878
      200,521   Intel Corp. (b)                                                 2,939,638
       10,241   International Business Machines Corp. (b)                         861,883
       40,617   Jabil Circuit, Inc.                                               274,165
        5,813   Kla-Tencor Corp.                                                  126,665
       36,410   Lexmark International, Inc. - Class A (a)(b)                      979,429
       31,951   MEMC Electronic Materials, Inc. (a)(b)                            456,260
        4,055   Microchip Technology, Inc.                                         79,194
      250,081   Microsoft Corp. (b)                                             4,861,575
      101,506   Molex, Inc. (b)                                                 1,470,822
      123,494   Motorola, Inc. (b)                                                547,078
       22,081   NetApp, Inc. (a)                                                  308,472
       31,261   QLogic Corp. (a)                                                  420,148
        4,261   QUALCOMM, Inc.                                                    152,672
       16,622   Salesforce.com, Inc. (a)(b)                                       532,070
       65,865   Sun Microsystems, Inc. (a)(b)                                     251,604
        5,032   Teradata Corp. (a)                                                 74,625
        3,651   Teradyne, Inc. (a)                                                 15,407
      141,718   Texas Instruments, Inc. (b)                                     2,199,463
       20,107   Tyco Electronics Ltd. (Bermuda)                                   325,934
      259,103   Unisys Corp. (a)                                                  220,238
       49,365   Western Union Co. (b)                                             707,894
       57,620   Yahoo!, Inc. (a)(b)                                               702,964
-----------------------------------------------------------------------------------------
                                                                               35,748,751
-----------------------------------------------------------------------------------------
                MATERIALS - 4.9%
       35,082   AK Steel Holding Corp.                                            326,964
      103,216   Alcoa, Inc. (b)                                                 1,162,212
        3,559   Ashland, Inc.                                                      37,405
        9,484   Ball Corp.                                                        394,440
        8,671   CF Industries Holdings, Inc.                                      426,266
       19,748   Dow Chemical Co.                                                  297,997
       84,836   Du Pont (E.I.) de Nemours & Co. (b)                             2,146,351
       48,891   Ecolab, Inc. (c)                                                1,718,519
       38,333   MeadWestvaco Corp.                                                428,946
        3,886   Monsanto Co.                                                      273,380
       18,618   Newmont Mining Corp. (b)                                          757,753
       11,216   Praxair, Inc.                                                     665,782
          240   Rohm & Haas Co.                                                    14,830
       44,960   Sealed Air Corp. (b)                                              671,702
        4,370   Titanium Metals Corp.                                              38,500
        3,364   Vulcan Materials Co.                                              234,067
-----------------------------------------------------------------------------------------
                                                                                9,595,114
-----------------------------------------------------------------------------------------

See notes to financial statements.

12 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS continued

NUMBER
OF SHARES                                                                           VALUE
-----------------------------------------------------------------------------------------
                TELECOMMUNICATIONS - 5.5%
       32,350   American Tower Corp. - Class A (a)(b)                       $     948,502
      179,756   AT&T, Inc. (b)                                                  5,123,046
      169,355   Qwest Communications International, Inc. (b)                      616,452
      120,217   Verizon Communications, Inc. (b)                                4,075,356
-----------------------------------------------------------------------------------------
                                                                               10,763,356
-----------------------------------------------------------------------------------------
                UTILITIES - 4.0%
       35,453   AES Corp. (a)                                                     292,133
       11,561   Allegheny Energy, Inc.                                            391,455
        3,882   Duke Energy Corp. (b)                                              58,269
       42,417   Edison International (c)                                        1,362,434
        7,525   Exelon Corp.                                                      418,465
       11,632   FirstEnergy Corp.                                                 565,083
        9,361   Integrys Energy Group, Inc.                                       402,336
       70,435   PG&E Corp. (b)                                                  2,726,539
        8,221   Pinnacle West Capital Corp.                                       264,141
          832   Public Service Enterprise Group, Inc.                              24,269
       66,106   TECO Energy, Inc. (b)                                             816,409
       22,033   Xcel Energy, Inc.                                                 408,712
-----------------------------------------------------------------------------------------
                                                                                7,730,245
-----------------------------------------------------------------------------------------
                TOTAL LONG-TERM INVESTMENTS - 124.7%
                (Cost $341,925,484)                                           242,712,842
-----------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                              VALUE
-----------------------------------------------------------------------------------------
                U.S. GOVERNMENT SECURITIES - 11.6%
$  22,550,000   U.S. Treasury Bill yielding 0.64%
                10/22/09 maturity (c)(e)
                (Cost $22,432,432)                                             22,488,889
-----------------------------------------------------------------------------------------

NUMBER
OF SHARES                                                                           VALUE
-----------------------------------------------------------------------------------------
                MONEY MARKET FUNDS - 0.5%
    1,053,531   Dreyfus Institutional Reserve Money Market Fund
                (Cost $1,053,531)                                               1,053,531
-----------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS - 12.1%
                (Cost $23,485,963)                                             23,542,420
-----------------------------------------------------------------------------------------
                TOTAL INVESTMENTS - 136.8%
                (Cost $365,411,447)                                           266,255,262
                Securities Sold Short - (38.1%)
                (Proceeds $87,853,121)                                        (74,231,399)
                Total Value of Options Written (Premiums received
                $5,563,001)-(2.0%)                                             (3,829,800)
                Other Assets in excess of Other Liabilities - 3.3%              6,472,105
-----------------------------------------------------------------------------------------
                NET ASSETS - 100.0%                                         $ 194,666,168
-----------------------------------------------------------------------------------------

NUMBER
OF SHARES                                                                           VALUE
-----------------------------------------------------------------------------------------
                SECURITIES SOLD SHORT - 38.1%
                COMMON STOCKS - 38.1%
                CONSUMER DISCRETIONARY - 5.7%
       45,727   Abercrombie & Fitch Co.- Class A                            $   1,054,922
        7,065   Apollo Group, Inc. - Class A                                      541,320
       13,455   Autozone, Inc.                                                  1,876,569
        8,176   Bed Bath & Beyond, Inc.                                           207,834
       19,414   Black & Decker Corp.                                              811,699
        2,387   Carnival Corp. (Panama)                                            58,052
       66,580   CBS Corp. - Class B                                               545,290
        1,299   Darden Restaurants, Inc.                                           36,606
       50,686   DR Horton, Inc.                                                   358,350
          678   EW Scripps Co. - Class A                                            1,498
       61,482   Gannett Co., Inc.                                                 491,856
       30,314   Goodyear Tire & Rubber Co.                                        180,975
       10,690   Harley-Davidson, Inc.                                             181,409
       37,416   Home Depot, Inc.                                                  861,316
       21,264   International Game Technology                                     252,829
        7,834   JC Penney Co., Inc.                                               154,330
       36,994   KB Home                                                           503,858
       14,537   Macy's, Inc.                                                      150,458
        5,350   Marriott International, Inc. - Class A                            104,058
        5,047   Meredith Corp.                                                     86,405
        8,423   Omnicom Group, Inc.                                               226,747
       12,241   Pulte Homes, Inc.                                                 133,794
       56,039   Scripps Networks Interactive, Inc. - Class A                    1,232,858
        2,237   Sherwin-Williams Co.                                              133,661
       16,836   Stanley Works                                                     574,108
        3,519   Starwood Hotels & Resorts Worldwide, Inc.                          62,990
        2,806   Target Corp.                                                       96,891
        2,259   Viacom, Inc. - Class B                                             43,057
          645   Washington Post Co. - Class B                                     251,711
-----------------------------------------------------------------------------------------
                                                                               11,215,451
-----------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.8%
       33,506   Clorox Co.                                                      1,861,593
       20,049   Constellation Brands, Inc. - Class A                              316,173
       28,149   General Mills, Inc.                                             1,710,052
       14,285   Hershey Co.                                                       496,261
       21,540   HJ Heinz Co.                                                      809,904
       18,646   Kellogg Co.                                                       817,627
        6,521   Kimberly-Clark Corp.                                              343,917

See notes to financial statements.

                                          Annual Report | December 31, 2008 | 13

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS continued

NUMBER
OF SHARES                                                                           VALUE
-----------------------------------------------------------------------------------------
                CONSUMER STAPLES (CONTINUED)
        4,920   Kroger Co.                                                  $     129,937
        7,368   Lorillard, Inc.                                                   415,187
       11,967   Reynolds American, Inc.                                           482,390
-----------------------------------------------------------------------------------------
                                                                                7,383,041
-----------------------------------------------------------------------------------------
                ENERGY - 2.2%
       30,073   Anadarko Petroleum Corp.                                        1,159,314
       12,463   Apache Corp.                                                      928,867
        4,702   Chesapeake Energy Corp.                                            76,031
        1,917   ENSCO International, Inc.                                          54,424
       26,427   Range Resources Corp.                                             908,825
       22,017   Tesoro Corp.                                                      289,964
       17,317   Transocean, Inc. (Cayman Islands)                                 818,228
-----------------------------------------------------------------------------------------
                                                                                4,235,653
-----------------------------------------------------------------------------------------
                FINANCIALS - 5.6%
          770   Aflac, Inc.                                                        35,297
       40,958   Allstate Corp.                                                  1,341,784
       20,328   Capital One Financial Corp.                                       648,260
       47,306   CIT Group, Inc.                                                   214,769
        8,465   Comerica, Inc.                                                    168,030
        9,309   Equity Residential - REIT                                         277,595
       53,344   First Horizon National Corp.                                      563,842
        8,974   Goldman Sachs Group, Inc.                                         757,316
       46,067   Hartford Financial Services Group, Inc.                           756,420
       31,612   HCP, Inc. - REIT                                                  877,865
       46,302   Keycorp                                                           394,493
       14,321   Legg Mason, Inc.                                                  313,773
          725   M&T Bank Corp.                                                     41,622
       44,464   Marshall & Ilsley Corp.                                           606,489
       18,567   MGIC Investment Corp.                                              64,613
       48,947   Morgan Stanley                                                    785,110
        6,471   Prudential Financial, Inc.                                        195,813
       16,685   Simon Property Group, Inc. - REIT                                 886,474
       76,608   SLM Corp.                                                         681,811
       19,751   Vornado Realty Trust - REIT                                     1,191,973
       54,716   XL Capital Ltd. - Class A (Cayman Islands)                        202,449
-----------------------------------------------------------------------------------------
                                                                               11,005,798
-----------------------------------------------------------------------------------------
                HEALTH CARE - 2.9%
       17,371   DaVita, Inc.                                                      861,081
       12,743   Eli Lilly & Co.                                                   513,161
        4,680   Intuitive Surgical, Inc.                                          594,313
        8,862   King Pharmaceuticals, Inc.                                         94,114
       10,795   Laboratory Corp of America Holdings                               695,306
       20,870   Quest Diagnostics, Inc.                                         1,083,362

NUMBER
OF SHARES                                                                           VALUE
-----------------------------------------------------------------------------------------
                HEALTH CARE (CONTINUED)
       14,078   St. Jude Medical, Inc.                                      $     464,011
       37,093   Waters Corp.                                                    1,359,458
-----------------------------------------------------------------------------------------
                                                                                5,664,806
-----------------------------------------------------------------------------------------
                INDUSTRIALS - 7.9%
       26,425   3M Co.                                                          1,520,495
        9,807   Burlington Northern Santa Fe Corp.                                742,488
        4,395   Caterpillar, Inc.                                                 196,325
       24,501   Danaher Corp.                                                   1,387,002
       15,420   Deere & Co.                                                       590,894
        5,619   Dun & Bradstreet Corp.                                            433,787
       17,269   Eaton Corp.                                                       858,442
       20,910   Emerson Electric Co.                                              765,515
        3,924   Expeditors International of Washington, Inc.                      130,551
        6,295   Honeywell International, Inc.                                     206,665
       29,675   Illinois Tool Works, Inc.                                       1,040,109
       18,790   L-3 Communications Holdings, Inc.                               1,386,326
       15,849   PACCAR, Inc.                                                      453,281
       95,405   Pitney Bowes, Inc.                                              2,430,919
        3,666   Rockwell Automation, Inc.                                         118,192
          509   Ryder System, Inc.                                                 19,739
      112,055   Southwest Airlines Co.                                            965,914
       16,307   Textron, Inc.                                                     226,178
       15,567   United Parcel Service, Inc. - Class B                             858,676
       20,933   United Technologies Corp.                                       1,122,009
-----------------------------------------------------------------------------------------
                                                                               15,453,507
-----------------------------------------------------------------------------------------
                INFORMATION TECHNOLOGY - 5.2%
       39,729   Affiliated Computer Services, Inc. - Class A                    1,825,548
        1,824   Akamai Technologies, Inc.                                          27,524
       45,714   Altera Corp.                                                      763,881
      107,780   Ciena Corp.                                                       722,126
        8,696   Citrix Systems, Inc.                                              204,965
       41,263   Fiserv, Inc.                                                    1,500,735
       17,398   Intuit, Inc.                                                      413,898
       58,453   JDS Uniphase Corp.                                                213,353
       49,060   Linear Technology Corp.                                         1,085,207
        2,189   Mastercard, Inc. - Class A                                        312,874
       11,786   National Semiconductor Corp.                                      118,685
       29,533   Novell, Inc.                                                      114,883
       44,902   Novellus Systems, Inc.                                            554,091
       55,056   Nvidia Corp.                                                      444,302
       31,625   Oracle Corp.                                                      560,711
       16,687   Paychex, Inc.                                                     438,534
        2,864   Tellabs, Inc.                                                      11,800

See notes to financial statements.

14 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS continued

NUMBER
OF SHARES                                                                           VALUE
-----------------------------------------------------------------------------------------
                INFORMATION TECHNOLOGY (CONTINUED)
        3,308   VeriSign, Inc.                                              $      63,117
       39,327   Xilinx, Inc.                                                      700,807
-----------------------------------------------------------------------------------------
                                                                               10,077,041
-----------------------------------------------------------------------------------------
                MATERIALS - 2.0%
        3,556   Allegheny Technologies, Inc.                                       90,785
       46,175   Bemis Co., Inc.                                                 1,093,424
        7,003   Freeport-McMoRan Copper & Gold, Inc.                              171,153
       23,371   International Paper Co.                                           275,778
       20,719   Nucor Corp.                                                       957,218
        6,402   PPG Industries, Inc.                                              271,637
        1,696   United States Steel Corp.                                          63,091
       29,887   Weyerhaeuser Co.                                                  914,841
-----------------------------------------------------------------------------------------
                                                                                3,837,927
-----------------------------------------------------------------------------------------
                TELECOMMUNICATIONS - 1.5%
       29,519   CenturyTel, Inc.                                                  806,754
      154,001   Frontier Communications Corp.                                   1,345,969
       78,426   Windstream Corp.                                                  721,519
-----------------------------------------------------------------------------------------
                                                                                2,874,242
-----------------------------------------------------------------------------------------
                UTILITIES - 1.3%
       17,554   Consolidated Edison, Inc.                                         683,377
       18,496   Dominion Resources, Inc.                                          662,897
       85,304   Dynegy, Inc.                                                      170,608
       11,633   Entergy Corp.                                                     967,051
-----------------------------------------------------------------------------------------
                                                                                2,483,933
-----------------------------------------------------------------------------------------
                TOTAL SECURITIES SOLD SHORT - 38.1%
                (Proceeds $87,853,121)                                      $  74,231,399
=========================================================================================

CONTRACTS
(100 SHARES                                        EXPIRATION        EXERCISE          MARKET
PER CONTRACT)   OPTIONS WRITTEN(A)                       DATE           PRICE           VALUE
---------------------------------------------------------------------------------------------
                CALL OPTIONS WRITTEN (A)
          230   ISE U.S. Reg Banks Index         January 2009    $      22.50    $     29,900
          108   ISE SIndex                       January 2009           72.50          11,880
        2,322   KBW Bank Index                   January 2009           45.00         417,960
          249   Philadelphia Utility Index       January 2009          400.00         231,570
          415   S&P 500 Index                    January 2009          875.00       1,572,850
          240   S&P 500 Index                    January 2009          925.00         298,800
        1,173   S&P 500 Index                    January 2009          930.00       1,266,840
---------------------------------------------------------------------------------------------
                TOTAL OPTIONS WRITTEN
                (Premiums received $5,563,001)                                   $  3,829,800
=============================================================================================

REIT - Real Estate Investment Trust

(a)   Non-income producing security.

(b) All or a portion of these securities are held as collateral for Securities Sold Short.

(c) All or a portion of these securities are held as collateral for futures or options.

(d) Effective January 1, 2009, Bank of America completed its acquistion of Merrill Lynch.

(e)   Held as collateral for forward exchange currency contracts.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                          15 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund

Statement of ASSETS AND LIABILITIES | DECEMBER 31, 2008

ASSETS
   Investments, at value (cost $365,411,447)                                                              $      266,255,262
   Cash                                                                                                            4,872,707
   Unrealized appreciation on forward currency exchange contracts                                                  3,337,081
   Variation margin on futures                                                                                       196,694
   Dividends and interest receivable                                                                                 464,877
   Other assets                                                                                                        4,559
-----------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                                275,131,180
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Securities sold short, at value (proceeds $87,853,121)                                                         74,231,399
   Options written, at value (premiums received of $5,563,001)                                                     3,829,800
   Unrealized depreciation on forward currency exchange contracts                                                  2,115,799
   Advisory fee payable                                                                                              159,646
   Administration fee payable                                                                                          4,390
   Accrued expenses                                                                                                  123,978
-----------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                            80,465,012
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                                $      194,666,168
=============================================================================================================================

COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share; unlimited number of shares
   authorized, 19,005,240 shares issued and outstanding                                                   $          190,052
Additional paid-in capital                                                                                       320,244,358
Net unrealized depreciation on investments, futures, options, securities sold
   short, forwards and currency translation                                                                      (80,655,265)
Accumulated net realized loss on investments, futures, options, securities sold
   short, forwards and currency transactions                                                                     (42,271,894)
Accumulated net investment loss                                                                                   (2,841,083)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                                $      194,666,168
=============================================================================================================================
NET ASSET VALUE (BASED ON 19,005,240 COMMON SHARES OUTSTANDING)                                           $            10.24
=============================================================================================================================

See notes to financial statements.

16 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund

Statement of OPERATIONS | FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME
   Dividends                                                                        $         6,435,561
   Interest                                                                                     690,783
-----------------------------------------------------------------------------------------------------------------------------
     Total income                                                                                         $        7,126,344
-----------------------------------------------------------------------------------------------------------------------------

EXPENSES
   Advisory fee                                                                               2,729,252
   Dividends on securities sold short                                                         2,329,922
   Custodian fee                                                                                499,563
   Trustees'fees and expenses                                                                   146,116
   Professional fees                                                                            140,911
   Fund accounting                                                                               93,807
   Printing expense                                                                              77,199
   Administration fee                                                                            69,482
   NYSE listing fee                                                                              21,228
   Transfer agent fee                                                                            18,589
   Insurance                                                                                     18,361
   Miscellaneous                                                                                 12,896
-----------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                                                6,157,326
-----------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                                                                           969,018
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
     Investments                                                                                          $      (66,155,320)
     Futures                                                                                                     (23,830,976)
     Options                                                                                                      20,600,660
     Securities sold short                                                                                        28,088,430
     Foreign currency forwards and currency transactions                                                         (13,238,546)
   Net change in unrealized appreciation (depreciation) on:
     Investments                                                                                                 (73,627,854)
     Futures                                                                                                       1,048,685
     Options                                                                                                         844,338
     Securities sold short                                                                                         8,393,619
     Foreign currency forwards and currency translation                                                            3,910,295
-----------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED LOSS                                                                             (113,966,669)
-----------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $     (112,997,651)
=============================================================================================================================

See notes to financial statements.

                                          Annual Report | December 31, 2008 | 17

OLA | Old Mutual/Claymore Long-Short Fund

Statement of CHANGES IN NET ASSETS |

                                                                                                FOR THE              FOR THE
                                                                                             YEAR ENDED           YEAR ENDED
                                                                                      DECEMBER 31, 2008    DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income (loss)                                                     $           969,018   $       (1,954,648)
   Net realized gain (loss) on investments, futures, options, securities
     sold short, forwards and currency transactions                                         (54,535,752)          36,920,981
   Net unrealized appreciation (depreciation) on investments, futures,
     options, securities sold short, forwards and currency translation                      (59,430,917)         (25,521,665)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) in net assets resulting from operations                       (112,997,651)           9,444,668
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                               (2,755,313)         (30,408,384)
   Return of capital                                                                        (27,653,071)                   -
-----------------------------------------------------------------------------------------------------------------------------
     Total distributions to common shareholders                                             (30,408,384)         (30,408,384)
-----------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                                               (143,406,035)         (20,963,716)

NET ASSETS
   Beginning of period                                                                      338,072,203          359,035,919
-----------------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment loss of
     ($2,841,083) and ($4,573,224), respectively)                                   $       194,666,168   $      338,072,203
=============================================================================================================================

See notes to financial statements.

18 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund

Financial HIGHLIGHTS |

                                                                                                        FOR THE PERIOD
                                                                  FOR THE      FOR THE      FOR THE   AUGUST 25, 2005*
                                                               YEAR ENDED   YEAR ENDED   YEAR ENDED            THROUGH
PER SHARE OPERATING PERFORMANCE                                  DECEMBER     DECEMBER     DECEMBER           DECEMBER
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD             31, 2008     31, 2007     31, 2006           31, 2005
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    17.79   $    18.89   $    18.80   $          19.10(a)
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (b)                                  0.05        (0.10)        0.07               0.04
   Net realized and unrealized gain on investments, futures,
     options, Securities sold short, forwards and foreign
     currency                                                       (6.00)        0.60         1.62               0.10
-----------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                               (5.95)        0.50         1.69               0.14
-----------------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES CHARGED TO PAID-IN CAPITAL             -            -            -              (0.04)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                      (0.14)       (1.60)       (1.60)             (0.40)
   Return of capital                                                (1.46)           -            -                  -
-----------------------------------------------------------------------------------------------------------------------------
     Total distributions to common shareholders                     (1.60)       (1.60)       (1.60)             (0.40)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $    10.24   $    17.79   $    18.89   $          18.80
=============================================================================================================================
MARKET VALUE, END OF PERIOD                                    $     7.98   $    15.33   $    18.33   $          16.47
=============================================================================================================================
TOTAL INVESTMENT RETURN (C)
   Net asset value                                                 -35.09%        2.54%        9.36%              0.52%
   Market value                                                    -39.88%       -8.45%       21.70%            -15.76%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands)                          $  194,666   $  338,072   $  359,036   $        357,292

RATIOS TO AVERAGE NET ASSETS, INCLUDING DIVIDEND EXPENSE ON
SECURITIES SOLD SHORT:
Total expense ratio                                                  2.26%        2.81%        2.00%              1.58%(d)(e)
   Operating expense ratio                                           1.41%        1.50%        1.52%              1.34%(d)
   Dividends paid on securities sold short                           0.85%        1.31%        0.48%              0.24%(d)(e)
Net investment income (loss) ratio                                   0.36%       -0.55%        0.39%              0.75%(d)(e)
Portfolio turnover                                                    223%         323%         248%                60%

*     Commencement of investment operations.

(a)   Before deduction of offering expenses charged to capital.

(b)   Based on average shares outstanding during the period.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e) The expense ratio includes dividend payments made on securities sold short. During the approximate four month period from August 25, 2005 through December 31, 2005, nine securities sold short made two quarterly payments. The annualized ratios noted above have been adjusted such that these securities would only reflect the equivalent of four quarterly dividends per security. Had this adjustment not been made, the expense ratio would have been 1.65% and the net investment income ratio would have been 0.68%.

See notes to financial statements.

                                          Annual Report | December 31, 2008 | 19

OLA | Old Mutual/Claymore Long-Short Fund

Notes to FINANCIAL STATEMENTS | DECEMBER 31, 2008

Note 1 - ORGANIZATION:
Old Mutual/Claymore Long-Short Fund (the "Fund") was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the"1940 Act").

The Fund's primary investment objective is to provide a high level of current income and current gains. The Fund's secondary investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and by selling securities short in the S&P 500 Index that it believes will underperform relative to the average stock in the S&P 500. The Fund will also write (sell) call options on equity indices and, to a lesser extent, on individual securities held in the Fund's portfolio. The Fund may also employ a variety of other strategies involving futures and forward contracts and other derivative instruments in an attempt to enhance the Fund's investment returns. There can be no assurance that the Fund's investment objective will be achieved.

Note 2 - ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS AND DERIVATIVES
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Equity index options are valued at the closing price on the primary exchange on which they are traded. Futures and options on future contracts are valued at the settlement price determined by the exchange on which they are traded. Forward exchange currency contracts are valued daily at current exchange rates. All other types of securities, including restricted securities, and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities having a remaining maturity of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security,
(iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No.157,"Fair Valuation Measurements"("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of December 31, 2008 were as follows:

Valuations at December 31, 2008

DESCRIPTION                        SECURITIES        DERIVATIVES           TOTAL
--------------------------------------------------------------------------------
(value in $000s)
Assets:
Level 1                         $     243,766    $             -    $    243,766
Level 2                                22,489              8,063          30,552
Level 3                                     -                  -               -
--------------------------------------------------------------------------------
Total                           $     266,255    $         8,063    $    274,318
================================================================================
Liabilities:
Level 1                         $      74,231    $         3,830    $     78,061
Level 2                                     -              4,920           4,920
Level 3                                     -                  -               -
--------------------------------------------------------------------------------
Total                           $      74,231    $         8,750    $     82,981
================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) FUTURES
The Fund may engage in asset allocation strategies by purchasing or selling futures contracts on U.S. and foreign securities, indices and other assets. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. The Fund may use futures contracts in an attempt to enhance the Fund's

20 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund

NOTES TO FINANCIAL STATEMENTS | continued

investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund's portfolio. There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio securities being hedged.

(d) OPTIONS
The Fund will opportunistically employ an option strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund's shareholders and reduce overall portfolio risk. The Fund intends to pursue its options strategy primarily by writing call options on equity indices. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price upon exercise. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium.

(e) SECURITIES SOLD SHORT
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but rather has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral held in a segregated account at the custodian. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from a short sale may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Short equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Short equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Short equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable short equity securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded.

(f) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations.

(g) FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts are included in net realized gain or loss on foreign currency forwards and currency transactions on the Statement of Operations.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation on foreign currency forwards and currency translation on the Statement of Operations.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

(h) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on certain written options. Realized short-term capital gains and premiums received on certain options are considered ordinary income for tax purposes and will be reclassified at the Fund's fiscal year end on the Fund's Statement of Assets and Liabilities from accumulated net realized gains to accumulated net investment loss. Any net realized long-term capital gains will be distributed annually to common shareholders.

Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
         AGREEMENTS:
Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Analytic Investors, LLC. ("Analytic" or the "Sub-Adviser"), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily total net assets.

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays

                                          Annual Report | December 31, 2008 | 21

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS continued

the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily total net assets. Analytic is an affiliate of Old Mutual (US) Holdings, Inc.

The Adviser provides Fund Administration services to the Fund. For its services, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily total net assets of the Fund:

NET ASSETS                                                                 RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or the Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a distribution reclass in the amount of $2,755,313 was reclassified from accumulated net investment loss to accumulated net realized loss. Also permanent book and tax differences relating to losses on foreign currency transactions in the amount of $13,238,546 were reclassified from accumulated net realized loss to accumulated net investment loss. Additionally, a permanent book and tax difference relating to capital gain and return of capital distributions received from real estate investment trusts totaling $150,934 was reclassified from accumulated net realized loss to accumulated net investment loss. Finally, a permanent book and tax difference relating to net operating losses in the amount of $14,152,603 was reclassified from accumulated net investment loss to capital.

Capital losses and foreign currency transactions incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer capital losses and foreign currency related losses from 2008 in the amount of $10,379,228 and $1,619,801, respectively.

Information on the tax components of investments, excluding short sales transactions and excluding written options, and net assets as of December 31, 2008 is as follows:

                                                                         NET TAX
     COST OF                                          NET TAX         UNREALIZED
 INVESTMENTS      GROSS TAX       GROSS TAX        UNREALIZED    APPRECIATION ON
     FOR TAX     UNREALIZED      UNREALIZED   DEPRECIATION ON    DERIVATIVES AND
    PURPOSES   APPRECIATION    DEPRECIATION       INVESTMENTS   FOREIGN CURRENCY
--------------------------------------------------------------------------------
$368,304,001   $  3,256,070   $(105,304,809)  $  (102,048,739)  $      2,256,891

Information on the tax components of securities sold short as of December 31, 2008 is as follows:
                                                                         NET TAX
 PROCEEDS FROM                                                        UNREALIZED
    SECURITIES              GROSS TAX            GROSS TAX          APPRECIATION
SOLD SHORT FOR             UNREALIZED           UNREALIZED         ON SECURITIES
  TAX PURPOSES           APPRECIATION         DEPRECIATION            SOLD SHORT
--------------------------------------------------------------------------------
$   87,787,981           $ 17,404,324         $ (3,847,742)        $  13,556,582

Tax components of the following balances as of December 31, 2008 and 2007 are as follows:

                                          DECEMBER 31, 2008   DECEMBER 31, 2007
--------------------------------------------------------------------------------
Accumulated Net Investment Loss           $      (1,619,801)  $      (4,518,893)
Accumulated Capital and Other Losses      $     (37,913,175)                  -

For the years ended December 31, 2008 and 2007, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

DISTRIBUTIONS PAID FROM:                                  2008              2007
--------------------------------------------------------------------------------
Ordinary Income                                   $  2,749,600      $ 26,761,014
Capital Gain                                             5,713         3,647,370
Return of Capital                                   27,653,071                 -
--------------------------------------------------------------------------------
                                                  $ 30,408,384      $ 30,408,384
--------------------------------------------------------------------------------

At December 31, 2008, for federal income tax purposes, the Fund had a capital loss carryforward of $27,533,947 available to offset possible future capital gains. The capital loss carryforward is set to expire December 31, 2016.

The Fund adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No.48 ("FIN 48") Accounting for Uncertainty in Income Taxes on December 31, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements.

Tax years for 2005, 2006 and 2007 are still subject to examination by major jurisdictions.

Note 5 - INVESTMENT TRANSACTIONS AND OPTIONS WRITTEN:
For the year ended December 31, 2008, purchases and sales of investments, excluding written options with maturities of less than one year and short-term securities, were $733,135,606 and $775,263,161, respectively.

The Fund entered into written call option contracts during the year ended December 31, 2008. Details of the transactions were as follows:

                                             NUMBER OF
                                             CONTRACTS        PREMIUMS RECEIVED
--------------------------------------------------------------------------------
Options outstanding, beginning of year           6,550        $       8,372,488
Options written, during the year               160,248              202,896,631
Options expired, during the year               (28,939)             (24,463,126)
Options closed, during the year               (133,122)            (181,242,992)
--------------------------------------------------------------------------------
Options outstanding, end of year                 4,737        $       5,563,001
--------------------------------------------------------------------------------

22 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS continued

Note 6 - DERIVATIVES:
At December 31, 2008, the following futures contracts were outstanding:

                                                                                                  UNREALIZED
                                                                                  NUMBER OF     APPRECIATION
LONG CONTRACTS                                                                    CONTRACTS   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
90 Day Euro$ IMM - June 2009
(Current notional value of $247,175 per contract)                                       461   $    2,005,350

90 Day Euro$ IMM - September 2009
(Current notional value of $246,863 per contract)                                       461          610,813

Amsterdam Exchanges Index - January 2009
(Current notional value of 49,270 Euro per contract)                                    226           42,172

Australia SPI 200 Index - March 2009
(Current notional value of 93,650 Australian dollars per contract)                      287        1,080,262

Canada S&P/TSE 60 Index - March 2009
(Current notional value of 107,980 Canadian dollars per contract)                       124          724,648

Eurozone Dow Jones Euro STOXX 50 - March 2009
(Current notional value of 24,500 Euro per contract)                                     80           32,178

Italy S&P/MIB Index - March 2009
(Current notional value of 97,110 Euro per contract)                                    107          229,999

Sweden QMXS30 - January 2009
(Current notional value of 65,900 Swedish Krona per contract)                         1,165          (87,966)

U.S. CBOE Volatility Index - January 2009
(Current notional value of $41,940 per contract)                                         85         (998,502)
-------------------------------------------------------------------------------------------------------------
                                                                                      2,996   $    3,638,954
-------------------------------------------------------------------------------------------------------------

                                                                                                  UNREALIZED
                                                                                  NUMBER OF     APPRECIATION
SHORT CONTRACTS                                                                   CONTRACTS   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Japan TOPIX Index - March 2009
(Current notional value of 8,620,000 Japanese Yen per contract)                         186   $     (931,330)

Spain IBEX 35 Index - January 2009
(Current notional value of 91,130 Euro per contract)                                     95          (82,985)

U.S. S&P 500 - March 2009
(Current notional value of $45,005 per contract)                                        258         (332,175)

United Kingdom FTSE 100 Index - March 2009
(Current notional value of 43,900 Pound Sterling per contract)                          252         (371,140)
-------------------------------------------------------------------------------------------------------------
                                                                                        791   $   (1,717,630)
-------------------------------------------------------------------------------------------------------------
                                                                                      3,787   $    1,921,324
-------------------------------------------------------------------------------------------------------------

All notional values are denominated in local currencies.

At December 31, 2008, the following forward exchange currency contracts were outstanding:

                                                                                      LOCAL       UNREALIZED
                                                                                   CURRENCY     APPRECIATION
LONG CONTRACTS                                                                        VALUE   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Australian Dollar, 6,000,000 expiring 3/18/09                                     4,154,426   $      162,926
Japanese Yen, 3,100,000,000 expiring 3/18/09                                     34,249,128          370,828
New Zealand Dollar, 61,000,000 expiring 3/18/09                                  35,344,756        2,044,856
Swedish Krona, 140,000,000 expiring 3/18/09                                      17,687,353          171,808
-------------------------------------------------------------------------------------------------------------
                                                                                              $    2,750,418
-------------------------------------------------------------------------------------------------------------

SHORT CONTRACTS
-------------------------------------------------------------------------------------------------------------
Canadian Dollar, 39,000,000 expiring 3/18/09                                     31,596,500   $      157,286
Euro, 26,000,000 expiring 3/18/09                                                36,051,111       (1,729,291)
Norwegian Krone, 60,000,000 expiring 3/18/09                                      8,530,736           87,229
Pound Sterling, 6,000,000 expiring 3/18/09                                        8,613,272          342,148
Swiss Franc, 4,000,000 expiring 3/18/09                                           3,761,010         (386,508)
-------------------------------------------------------------------------------------------------------------
                                                                                              $   (1,529,136)
-------------------------------------------------------------------------------------------------------------
                                                                                              $    1,221,282
-------------------------------------------------------------------------------------------------------------

Note 7 - CAPITAL:

COMMON SHARES
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,005,240 issued and outstanding.

There were no transactions in common shares during the year ended December 31, 2008 or the year ended December 31, 2007.

At December 31, 2008, Claymore Securities, Inc. owned 5,476 shares.

Note 8 - INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - ACCOUNTING PRONOUNCEMENT:
In March 2008, the FASB issued Statement of Financial Accounting Standard No.161 ("SFAS No.161"), "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No.161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No.161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

                                          Annual Report | December 31, 2008 | 23

OLA | Old Mutual/Claymore Long-Short Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
OLD MUTUAL/CLAYMORE LONG-SHORT FUND

We have audited the accompanying statement of assets and liabilities of Old Mutual/Claymore Long-Short Fund (the "Fund"), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 25, 2005 (commencement of investment operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual/Claymore Long-Short Fund as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 25, 2005 (commencement of investment operations) through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP

Chicago, Illinois
February 18, 2009

24 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund

Supplemental INFORMATION | (unaudited)

FEDERAL INCOME TAX INFORMATION
Subchapter M on the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund's tax year end as to the federal tax status of dividends and distributions received by shareholders during such tax period. The Fund hereby designates $5,713 as long-term capital gains according to IRC Section 852(b)(3)(C).

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.

RESULTS OF SHAREHOLDER VOTES
The Annual Meeting of Shareholders of the Fund was held on July 21, 2008. Common shareholders voted on the election of Trustees.

With regard to the election of the following Class III Trustees by common shareholders of the Fund:

                                                        # OF SHARES  # OF SHARES
                                                           IN FAVOR     WITHHELD
--------------------------------------------------------------------------------
L. Kent Moore                                            16,093,700      422,450
Ronald A. Nyberg                                         16,095,871      420,280
Ronald E. Toupin, Jr.                                    16,093,634      422,517

The other Trustees of the Fund whose terms did not expire in 2008 are Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, Matthew J. Appelstein and Nicholas Dalmaso.

                                          Annual Report | December 31, 2008 | 25

OLA | Old Mutual/Claymore Long-Short Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

TRUSTEES
The Trustees of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:

                                                                                         NUMBER OF
NAME, ADDRESS,* YEAR OF    TERM OF OFFICE**   PRINCIPAL OCCUPATION DURING                PORTFOLIOS IN THE
BIRTH AND POSITION(S)      AND LENGTH OF      THE PAST FIVE YEARS AND                    FUND COMPLEX***       OTHER DIRECTORSHIPS
HELD WITH REGISTRANT       TIME SERVED        OTHER AFFILIATIONS                         OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes          Since 2005         Private Investor (2001-present).                   43            None.
Year of Birth: 1951                           Formerly, Senior Vice President &
Trustee                                       Treasurer, PepsiCo. Inc. (1993-1997),
                                              President, Pizza Hut International
                                              (1991-1993) and Senior Vice President,
                                              Strategic Planning and New Business
                                              Development (1987-1990) of PepsiCo,
                                              Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Steven D. Cosler           Since 2005         Formerly, President, Chief Executive                2            Director, SXC
Year of Birth: 1955                           Officer and Director of Priority                                 Health Solutions,
Trustee                                       Healthcare Corp. (2002-2005). Formerly,                          Corp.
                                              President and Chief Operating Officer
                                              of Priority Healthcare Corp.
                                              (2001-2002). Formerly, Executive Vice
                                              President and Chief Operating Officer
                                              of Priority Healthcare Corp.
                                              (2000-2001).
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hamje            Since 2005         Formerly, President and Chief                       2            Trustee, Old
Year of Birth: 1942                           Investment Officer of TRW Investment                             Mutual Advisor
Trustee                                       Management Co. (1990-2003).                                      Mutual Funds.
------------------------------------------------------------------------------------------------------------------------------------
L. Kent Moore              Since 2005         Partner at WilSource Enterprise                     2            Trustee, Old
Year of Birth: 1955                           (December 2005-Present). Previously,                             Mutual Advisor
Trustee                                       Managing Director High Sierra Energy                             Mutual Funds.
                                              L.P., (2004-2005). Formerly, Portfolio
                                              Manager and Vice President of Janus
                                              Capital Corp. (2000-2002) and Senior
                                              Analyst/Portfolio Manager of Marsico
                                              Capital Management (1997-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg           Since 2005         Partner of Nyberg & Cassioppi, LLC, a              46            None.
Year of Birth: 1953                           law firm specializing in corporate law,
Trustee                                       estate planning and business
                                              transactions (2000-present). Formerly,
                                              Executive Vice President, General
                                              Counsel and Corporate Secretary of Van
                                              Kampen Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.      Since 2005         Retired. Formerly, Vice President,                 43            None.
Year of Birth: 1958                           Manager and Portfolio Manager of Nuveen
Trustee                                       Asset Management (1998-1999), Vice
                                              President of Nuveen Investment Advisory
                                              Corp. (1992-1999), Vice President and
                                              Manager of Nuveen Unit Investment
                                              Trusts (1991-1999), and Assistant Vice
                                              President and Portfolio Manager of
                                              Nuveen Unit Investment Trusts
                                              (1988-1999), each of John Nuveen & Co.,
                                              Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Appelstein+     Since 2005         Senior Vice President of Product                    2            None.
Year of Birth: 1961                           Strategy and Retirement Solutions
Trustee                                       Planning, Director of Investment
                                              Services, Old Mutual Asset Management
                                              (2003-present). Formerly, Senior Vice
                                              President of Consulting Relationships,
                                              Fidelity Management Trust
                                              Co. (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++         Since 2005         Attorney. Formerly, Senior Managing                45            None.
Year of birth: 1965                           Director and Chief Administrative
Trustee                                       Officer (2007-2008) and General Counsel
                                              (2001-2007) of Claymore Advisors, LLC
                                              and Claymore Securities, Inc.
                                              (2001-2008). Formerly, Assistant
                                              General Counsel, John Nuveen and
                                              Company, Inc. (1999-2000). Former Vice
                                              President and Associate General Counsel
                                              of Van Kampen Investments, Inc.
                                              (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

      - Messrs. Appelstein and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

      - Messrs. Cosler, Dalmaso and Hamje, as Class II Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

      - Messrs. Moore, Nyberg and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Appelstein is an "interested person"(as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund's Sub-Adviser.

++ Mr. Dalmaso is an "interested person"(as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of, and his equity ownership in, the Fund's Investment Adviser and certain of its affiliates.

26 | Annual Report | December 31, 2008

OLA | Old Mutual/Claymore Long-Short Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

OFFICERS
The Officers of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND   TERM OF OFFICE** AND    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT    LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                   Since 2008              Senior Managing Director and Chief Investment Officer of Claymore
Year of birth: 1955                                         Advisors, LLC and Claymore Securities, Inc. (2008-present). Chief
Chief Executive Officer                                     Executive Officer of certain other funds in the Fund Complex.
                                                            Formerly, Managing Director of Research, Nuveen Asset Management
                                                            (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                   Since 2008              Senior Managing Director and General Counsel of Claymore Advisors,
Year of birth: 1959                                         LLC, Claymore Securities, Inc. and Claymore Group Inc. (2007-present).
Chief Legal Officer                                         Chief Legal Officer of certain other funds in the Fund Complex.
                                                            Formerly, Associate General Counsel and Assistant Corporate Secretary
                                                            of NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                      Since 2005              Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                         Securities, Inc. (2005-present). Previously, Chief Financial Officer
Chief Accounting Officer,                                   of Claymore Group Inc. (2005-2006). Managing Director of Claymore
Chief Financial Officer and                                 Advisors, LLC and Claymore Securities, Inc. (2003-2005). Treasurer of
Treasurer                                                   Henderson Global Funds and Operations Manager for Henderson Global
                                                            Investors (North America) Inc. (2002-2003); Managing Director, Front
                                                            Point Partners LLC (2001-2002); Vice President, Nuveen Investments
                                                            (1999-2001); Chief Financial Officer, Skyline Asset Management LP
                                                            (1999); Vice President, Van Kampen Investments and Assistant
                                                            Treasurer, Van Kampen mutual funds (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Patterson                Since 2006              Vice President; Assistant General Counsel of Claymore Group Inc.
Year of Birth: 1971                                         (2006-present). Secretary of certain funds in the Fund Complex.
Secretary                                                   Previously, Chief Compliance Officer and Clerk, The Preferred Group of
                                                            Mutual Funds (2005-2006); Chief Compliance Officer and Secretary,
                                                            Caterpillar Investment Management Ltd (2005-2006); Securities Counsel,
                                                            Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher
                                                            & Flom LLP (2002-2004).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                         Since 2006              Vice President-Fund Compliance Officer of Claymore Group Inc. (Feb
Year of Birth: 1957                                         2006-present). Previously, Chief Compliance Officer/Assistant
Chief Compliance Officer                                    Secretary of Harris Investment Management, Inc. (2003-2006).
                                                            Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

*     Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

                                          Annual Report | December 31, 2008 | 27

OLA | Old Mutual/Claymore Long-Short Fund

Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Bank of New York Mellon (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number:(866) 488-3559.

28 | Annual Report | December 31, 2008

                       This Page Intentionally Left Blank.

                      This Page Intentionally Left Blank.

OLA | Old Mutual/Claymore Long-Short Fund

Fund INFORMATION |

BOARD OF TRUSTEES

Matthew J. Appelstein*

Randall C. Barnes

Steven D. Cosler

Nicholas Dalmaso**

Robert M. Hamje

L. Kent Moore

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, the Fund's Investment Adviser and certain of its affiliates.

OFFICERS
J. Thomas Futrell
Chief Executive Officer

Kevin Robinson
Chief Legal Officer

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Matthew J. Patterson
Secretary

Bruce Saxon
Chief Compliance Officer

INVESTMENT ADVISER
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Analytic Investors, LLC
Los Angeles, California

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

PRIVACY PRINCIPLES OF OLD MUTUAL/CLAYMORE LONG-SHORT FUND FOR SHAREHOLDERS
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF OLD MUTUAL/CLAYMORE LONG-SHORT FUND?

o     If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:

      The Bank of New York Mellon, 101 Barclay 11E, New York, New York 12086
      (866) 488-3559

This report is sent to shareholders of Old Mutual/Claymore Long-Short Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 882-0688 or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov or www.claymore.com .

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov .

In August 2008, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

                                          Annual Report | December 31, 2008 | 31

OLA | Old Mutual/Claymore Long-Short Fund

About the FUND MANAGER |

ANALYTIC INVESTORS, LLC
Analytic Investors specializes in the application of systematic investment processes to evaluate and exploit opportunities in the global equity, fixed income and derivative securities markets. Based in Los Angeles and wholly owned by Old Mutual plc, Analytic employs 35 professionals and manages more than $8 billion. The firm manages a range of traditional, long-only equity products as well as a number of absolute return strategies. The firm was founded in 1970 and, since that time, has focused on delivering valued-added, risk-controlled investment strategies to its range of institutional, fund-of-fund, and high net worth clients.

INVESTMENT PHILOSOPHY
Analytic's philosophy is anchored in the conviction that the systematic application of quantitative techniques to assess opportunity has the potential to deliver quality, risk-adjusted performance, regardless of market cycle. Analytic's quantitative methods bring together the best attributes of individual security selection and unbiased portfolio modeling, yielding a management style that is both disciplined and responsive.

INVESTMENT PROCESS
Analytic's innovative research seeks to uncover the factors that are driving performance and are likely to be important going forward. Two core beliefs underlie the firm's investment process:

o The attractiveness of every security is determined by a multitude of factors that can be measured.

o The desirability of a security's characteristics change with economic conditions.

Sophisticated quantitative techniques enable Analytic to simultaneously analyze a variety of unique characteristics - such as relative valuation, growth potential, historical returns, liquidity and risk - in an effort to identify and exploit opportunities. Analytic uses thorough statistical analysis in an attempt to identify the merits of each security as well as the relationships between each security's measurable characteristics that may be driving its performance.

Analytic's proprietary multi-factor return models are applied in a risk-controlled environment. The firm's highly evolved and successful approach, supported by the research efforts of its investment team, capitalizes on opportunity while neutralizing systematic market exposure and overall risk.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(02/09)

                                                                          OLA
                                                                         LISTED
                                                                         NYSE(R)

                                                                     OLA-AR-1208

             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)  Not applicable.

(f)  (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee for purposes of this Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $41,500 and $40,000 for the fiscal years ending December 31, 2008, and December 31, 2007, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ending December 31, 2008, and December 31, 2007, respectively.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, were $6,500 and $6,200 for the fiscal years ending December 31, 2008 and December 31, 2007, respectively.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending December 31, 2008, and December 31, 2007, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e). Audit Committee Pre-Approval Policies and Procedures.

     (i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

   IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

   IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $6,500 and $6,200 for the fiscal years ending December 31, 2008, and December 31, 2007, respectively.

(h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is composed of: Randall C. Barnes, Steven D. Cosler, Robert
     M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b)  Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Analytic Investors, LLC (the "Sub-Adviser" or "Analytic"). The Sub-Adviser's proxy voting policies and procedures are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A team of investment professionals at Analytic shares primary responsibility for the day-to-day portfolio management of the Fund. Mr. McMurran and Mr. Bein oversee the team regarding the management of the Fund. The following provides information regarding the members of the team.

NAME                         SINCE          PROFESSIONAL EXPERIENCE
----                      -----------       -----------------------
Gregory M. McMurran          2005           Mr. McMurran (Chief Investment
                          (Inception)       Officer and Portfolio Manager) is
                                            responsible for the management of
                                            implementation of Analytic's
                                            investment strategies, including
                                            those used for the Fund. He joined
                                            Analytic in 1976. He is a major
                                            contributor to the firm's ongoing
                                            research efforts as well as new
                                            product development and strategy
                                            applications. Mr. McMurran has an
                                            extensive background in the
                                            implementation of the firm's
                                            quantitative investment strategies.
                                            He received a B.S. in Economics from
                                            the University of California,
                                            Irvine. He also received an M.A. in
                                            Economics at California State
                                            University, Fullerton. He has 31
                                            years of industry experience.

Harindra de Silva,           2005           Dr. de Silva (President and
Ph.D., CFA                (Inception)       Portfolio Manager) is responsible
                                            for Analytic's strategic direction
                                            and the ongoing development of its
                                            investment processes. He focuses on
                                            the ongoing research and portfolio
                                            management efforts for the firm's
                                            U.S. equity strategies and Tactical
                                            Asset Allocation strategies. Before
                                            joining Analytic in 1995, he was a
                                            principal at Analysis Group, Inc.,
                                            where he was responsible for
                                            providing economic research services
                                            to institutional investors including
                                            investment managers, large pension
                                            funds and endowments. He received a
                                            Ph.D. in Finance from the University
                                            of California, Irvine. He holds a
                                            B.S. in Mechanical Engineering from
                                            the University of Manchester
                                            Institute of Science and Technology
                                            and an M.B.A. in Finance and an M.S.
                                            in Economic Forecasting from the
                                            University of Rochester. Dr. de
                                            Silva is a member of the Association
                                            for Investment Management and
                                            Research, the American Finance
                                            Association and the International
                                            Association of Financial Analysts.
                                            He has 23 years of industry
                                            experience.

Dennis Bein, CFA             2005           Mr. Bein (Chief Investment Officer
                          (Inception)       and Portfolio Manager) is
                                            responsible for the ongoing research
                                            for Analytic's U.S. equity
                                            strategies as well as the day-to-day
                                            portfolio management and trading of
                                            those accounts. Before joining
                                            Analytic in 1995, Mr. Bein was a
                                            Senior Consultant for AG Risk
                                            Management, Analysis Group, Inc.'s
                                            investment consulting subsidiary. He
                                            received an M.B.A. from the Anderson
                                            Graduate School of Management at the
                                            University of California, Riverside.
                                            Mr. Bein completed his undergraduate
                                            studies in Business Administration
                                            at the University of California,
                                            Riverside. He is a Chartered
                                            Financial Analyst and a member of
                                            the Association for Investment
                                            Management and Research, the
                                            Institute of Chartered Financial
                                            Analysts and the Los Angeles Society
                                            of Financial Analysts. He has 18
                                            years of industry experience.

Yigal Newman, Ph.D           2009           Dr. Newman (Portfolio Manager) is
                                            responsible for ongoing research and
                                            development of options and other
                                            volatility based-investment
                                            strategies as well as the day-to-day
                                            portfolio management and trading of
                                            such accounts. Before joining
                                            Analytic in 2005, he was previously
                                            employed at Dimensional Fund
                                            Advisors (DFA) where he worked on
                                            various alpha generation and
                                            quantitative analysis projects. Dr.
                                            Newman received a Ph.D in Finance
                                            from the Graduate School of Business
                                            at Stanford University and a B.S. in
                                            Industrial Engineering and
                                            Management from the Israel Institute
                                            of Technology.

Ram Willner, D.B.A           2009           Mr. Willner (Portfolio Manager) is
                                            responsible for the ongoing research
                                            and development of fixed income and
                                            currency based strategies as well as
                                            the day-to-day portfolio management
                                            and trading of such accounts. Before
                                            joining Analytic in 2008, Mr.
                                            Willner led global analytics at
                                            PIMCO and Banc of America Capital
                                            Management (BACAP) Fixed Income
                                            Department. For the past 10 years,
                                            Ram extended his quantitative
                                            background to serve as a domestic
                                            and international fixed income
                                            portfolio manager, managing real
                                            money and levered investments at
                                            Morgan Stanley Asset Management (in
                                            London), at BACAP, and at Global
                                            Fixed Income Partners. Ram has
                                            lectured and published extensively
                                            on fixed income topics, particularly
                                            with an emphasis on quantitative
                                            approaches. Mr. Willner received a
                                            D.B.A. in Financial Mathematics from
                                            Harvard University; an MBA from
                                            Carnegie Mellon University; and a
                                            B.A. in Mathematics with Honors from
                                            Brandeis University. He has 21 years
                                            of industry experience.

Steven Sapra, CFA            2005           Mr. Sapra (Portfolio Manager) is
                          (Inception)       responsible for the ongoing research
                                            for Analytic's U.S. equity
                                            strategies as well as day-to-day
                                            portfolio management and trading.
                                            Before joining Analytic in 1999, Mr.
                                            Sapra was a Senior Consultant for
                                            BARRA, Inc. He received an M.A. in
                                            Economics from the University of
                                            Southern California and a B.S. in
                                            Economics from California State
                                            Polytechnic University, Pomona. He
                                            is a Chartered Financial Analyst and
                                            a member of the CFA Institute and
                                            the Los Angeles Society of Financial
                                            Analysts. He has 11 years of
                                            industry experience.

David Krider, CFA            2005           Mr. Krider (Portfolio Manager) is
                          (Inception)       responsible for the ongoing research
                                            and development of global equity
                                            based investment strategies as well
                                            as the day-to-day trading of global
                                            portfolios. Before joining Analytic
                                            in 2005, Mr. Krider was founder and
                                            Chief Technology Officer of
                                            Visualize, Inc., a firm that
                                            specializes in financial
                                            visualization and analytic software.
                                            He was also a research associate at
                                            First Quadrant before leaving to
                                            start his own firm. He received a
                                            B.S. in Economics and Computer
                                            Science from California Institute of
                                            Technology.

Gregory McMurran and Dennis Bein, as Analytic Chief Investment Officers, generally oversee all aspects of the day-to-day management of the Fund. Mr. McMurran has primary responsibility for the oversight of the firm's derivatives based investment strategies and Mr. Bein has primary responsibility for the oversight of the firm's equity based investment strategies. Under Mr. McMurran's direction, Ram Willner and David Krider serve as portfolio managers for global asset allocation strategies and Yigal Newman serves as lead portfolio manager for options and other volatility based strategies. Under Mr. Bein's direction, Steven Sapra serves as lead portfolio manager for U.S. equity based strategies, and Harindra de Silva heads the firm's research efforts on behalf of the Fund.

The following summarizes the structure of and methods used to determine the compensation of each individual, each of whom is employed by the Sub-Adviser, that shares primary responsibility for the day-to-day portfolio management of the Fund (the "Analytic Portfolio Managers"):

Compensation. Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team based on goals established during the performance period. In October 2007, the Analytic board adopted an equity plan that allows key employees of the firm to hold up to 24.9% direct or indirect nonvoting equity interests in the firm. Old Mutual will maintain its majority ownership in the firm. Participants in the Analytic Investors LLC Equity Plan include our executive management team and senior investment team members.

The base salaries of the Analytic Portfolio Managers are typically reviewed on an annual basis, determined by each portfolio manager's date of employment. Discretionary bonuses are determined annually, based upon an analysis of information from the prior calendar year. Profit sharing allocations are made on an annual basis.

Conflicts of Interest. Analytic and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the Fund. It is understood that when Analytic determines that it would be appropriate for the Fund and one or more Managed Accounts to participate in an investment opportunity, Analytic will seek to execute orders for the Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the Fund and other Managed Accounts is not assured. In such situations, Analytic may (but is not be required to) place orders for the Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Analytic may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Analytic may allocate the securities traded among the Fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the Fund and each other Managed Account as well as any other factors which it deems relevant.

Certain of the Managed Accounts Analytic advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Analytic's investment personnel and therefore have access to full information about Analytic's investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Analytic management fees at rates comparable to and in some cases lower than those paid by the Fund and other Managed Accounts. Analytic also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Analytic may have a conflict between its own interests and the interests of other Analytic investment advisory clients in managing the portfolios of certain of these Managed Accounts.

In order to minimize these potential conflicts of interest, Analytic has adopted various procedures and safeguards. For example, except for short sales done to take advantage of short-term volatility, Analytic will not sell a security short that another Managed Account owns until (1) it discloses to the relevant portfolio managers its intention to sell short and the reasons for selling short and (2) allows the portfolio managers a reasonable time to make an investment decision to hold or sell that security.

Other accounts managed. The following summarizes information regarding each of the other accounts managed by the Analytic Portfolio Managers as of December 31, 2008:

                       REGISTERED INVESTMENT                 OTHER POOLED
                             COMPANIES                    INVESTMENT VEHICLES                     OTHER ACCOUNTS
                     --------------------------       -----------------------------        ----------------------------
                       # OF        TOTAL ASSETS        # OF            TOTAL ASSETS          # OF          TOTAL ASSETS
NAME                 ACCOUNTS       ($MILLION)        ACCOUNTS          ($MILLION)         ACCOUNTS         ($MILLION)
----                 --------      ------------       --------         ------------        --------        ------------
Dennis Bein            13 (0)          $3,097.6        22 (12)             $2,485.1         35 (13)            $2,387.3
                                           ($0)                          ($1,608.1)                            ($947.4)

Harindra de Silva      14 (0)          $3,207.8        21 (12)             $1,830.3         33 (13)            $2,497.3
                                           ($0)                            ($901.6)                            ($947.4)

David Krider            3 (0)       $293.0 ($0)          3 (0)          $160.5 ($0)           2 (2)              $277.3
                                                                                                               ($277.3)

Greg McMurran           6 (0)       $678.1 ($0)          2 (1)        $117.5 ($8.4)           3 (0)         $179.7 ($0)

Yigal Newman            0 (0)           $0 ($0)          0 (0)              $0 ($0)           0 (0)             $0 ($0)

Steven Sapra           10 (0)          $2,804.6         13 (7)             $1,745.9          30 (8)            $2,035.9
                                           ($0)                          ($1,133.3)                            ($596.1)

Ram Willner             1 (0)        $56.6 ($0)          0 (0)              $0 ($0)           1 (0)          $13.6 ($0)

( ) represents the number and value of accounts within the total accounts that are subject to a performance based advisory fee.

Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the Analytic Portfolio Managers as of December 31, 2008:

                                                          DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER                                   SECURITIES IN FUND
--------------------------------------------------------------------------------
Dennis Bein                                                        None
Harindra de Silva                                                  None
David Krider                                                       None
Greg McMurran                                                      None
Yigal Newman                                                       None
Steven Sapra                                                       None
Ram Willner                                                        None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On January 20, 2009, the registrant's Board of Trustees (the "Board") approved a revised written charter (the "Nominating and Governance Charter") for its nominating and governance committee (the "Nominating and Governance Committee") that contains changes to the procedures by which shareholders may recommend nominees to the Board.

Under the Nominating and Governance Charter, the previously existing procedures by which shareholders may recommend nominees to the Board remain in effect. In addition to these previously existing procedures, the Nominating and Governance Charter includes a new requirement that following the submission by a shareholder of a Trustee candidate recommendation, such Trustee candidate must
(i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the Investment Company Act of 1940; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

A copy of the Nominating and Governance Committee Charter will be filed with the Securities and Exchange Commission as an appendix to the registrant's 2009 annual shareholder meeting proxy statement.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  (1)  Code of Ethics for Chief Executive and Senior Officers.

(a) (2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)  (3)  Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and
     Section 906 of the Sarbanes-Oxley Act of 2002.

(c)  Proxy Voting Policies and Procedures.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Old Mutual/Claymore Long-Short Fund

By:      /s/ J. Thomas Futrell
         ------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    March 5, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         ------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    March 5, 2009

By:      /s/ Steven M. Hill
         ------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:    March 5, 2009